As filed with the Securities and Exchange Commission on November 1, 1996
                                                                     File Nos.
                                                                      33-41340
                                                                      811-6336

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No.   8                                        (x)

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.   10                                                      (x)

                    FRANKLIN TEMPLETON INTERNATIONAL TRUST
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (415) 312-2000

       HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

   [ ]  immediately upon filing pursuant to paragraph (b)
   [ ]  on (Date) pursuant to paragraph (b)
   [ ]  on (Date) pursuant to paragraph (a)(i)
   [ ]  75 days after filing pursuant to paragraph (a)(ii)
   [X]  on January 1, 1997 pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment





Declaration Pursuant to Rule 24f-2. The issuer has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24(f)(2) under the Investment Company Act of 1940. The Rule 24f-2
Notice for the issuers most recent fiscal year was filed on December 28, 1995.





                    FRANKLIN TEMPLETON INTERNATIONAL TRUST

                            CROSS REFERENCE SHEET
                                  FORM N- 1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS
                       (TEMPLETON PACIFIC GROWTH FUND)

   N-1A                                         Location in
   ITEM NO. ITEM                           REGISTRATION STATEMENT

   1.       Cover Page                     Cover Page

   2.       Synopsis                       "Expense Summary"

   3.       Condensed Financial            "Financial Highlights";
            Information                    "How does the Fund Measure
                                           Performance?"

   4.       General Description of         "How is the Trust Organized?"; "How
            Registrant                     does the Fund Invest its Assets?";
                                           "What are the Fund's Potential
                                           Risks?"

   5.       Management of the Fund         "Who Manages the Fund?"

   5A.      Management's Discussion of     Contained in Registrant's Annual
            Fund Performance               Report to Shareholders

   6.       Capital Stock and Other        "How is the Trust Organized?";
            Securities                     "Services to Help You Manage Your
                                           Account"; "What Distributions Might
                                           I Receive from the Fund?"; "How
                                           Taxation Affects You and the Fund"

   7.       Purchase of Securities Being   "How Do I Buy Shares?"; May I
            Offered                        Exchange Shares for Shares of
                                           Another Fund?"; "Transaction
                                           Procedures and Special
                                           Requirements"; "Services to Help
                                           You Manage Your Account";  "Useful
                                           Terms and Definitions"

   8.       Redemption or Repurchase       "May I Exchange Shares for Shares
                                           of Another Fund?"; "How Do I Sell
                                           Shares?"; "Transaction Procedures
                                           and Special Requirements";
                                           "Services to Help You Manage Your
                                           Account"

   9.       Pending Legal Proceedings      Not Applicable



               FRANKLIN TEMPLETON INTERNATIONAL TRUST

                       CROSS REFERENCE SHEET
                             FORM N- 1A

            ART A: INFORMATION REQUIRED IN THE PROSPECTUS
             (TEMPLETON FOREIGN SMALLER COMPANIES FUND)

   N-1A                                    Location in
   ITEM NO. ITEM                           REGISTRATION STATEMENT

   1.       Cover Page                     Cover Page

   2.       Synopsis                       "Expense Summary"

   3.       Condensed Financial            "Financial Highlights";
            Information                    "How does the Fund Measure
                                           Performance?"

   4.       General Description of         "How is the Trust Organized?"; "How
            Registrant                     does the Fund Invest its Assets?";
                                           "What are the Fund's Potential
                                           Risks?"

   5.       Management of the Fund         "Who Manages the Fund?"

   5A.      Management's Discussion of     Contained in Registrant's Annual
            Fund Performance               Report to Shareholders

   6.       Capital Stock and Other        "How is the Trust Organized?";
            Securities                     "Services to Help You Manage Your
                                           Account"; "What Distributions Might
                                           I Receive from the Fund?"; "How
                                           Taxation Affects You and the Fund"

   7.       Purchase of Securities Being   "How Do I Buy Shares?"; May I
            Offered                        Exchange Shares for Shares of
                                           Another Fund?"; "Transaction
                                           Procedures and Special
                                           Requirements"; "Services to Help
                                           You Manage Your Account";  "Useful
                                           Terms and Definitions"

   8.       Redemption or Repurchase       "May I Exchange Shares for Shares
                                           of Another Fund?"; "How Do I Sell
                                           Shares?"; "Transaction Procedures
                                           and Special Requirements";
                                           "Services to Help You Manage Your
                                           Account"

   9.       Pending Legal Proceedings      Not Applicable




               FRANKLIN TEMPLETON INTERNATIONAL TRUST

                       CROSS REFERENCE SHEET
                             FORM N- 1A

                Part B: Information Required in the
                STATEMENT OF ADDITIONAL INFORMATION

10.         Cover Page                    Cover Page

11.         Table of Contents             Contents

12.         General Information and       See Prospectus "How is the Trust
            History                       Organized?"

13.         Investment Objectives and     "How does the Fund Invest its
            Policies                      Assets?"; "Investment Restrictions"

14.         Management of the Fund        "Officers and Trustees"; "Investment
                                          Management and Other Services"

15.         Control Persons and           "Officers and Trustees"; "Investment
            Principal Holders of          Management and Other Services";
            Securities                    "Miscellaneous Information"

16.         Investment Advisory and       "Investment Management and Other
            Other Services                Services"; "The Fund's Underwriter"

17.         Brokerage Allocation and      "How does the Fund Buy Securities
            Other Practices               for its Portfolio?"

18.         Capital Stock and Other       See Prospectus "How is the Trust
            Securities                    Organized?"

19.         Purchase, Redemption and      "How Do I Buy, Sell and Exchange
            Pricing of Securities Being   Shares?"; "How are Fund Shares
            Offered                       Valued?"; "Financial Statements"

20.         Tax Status                    "Additional Information on
                                          Distributions and Taxes"

21.         Underwriters                  "The Fund's Underwriter"

22.         Calculation of Performance    "How does the Fund Measure
            Data                          Performance?"

23.         Financial Statements          "Financial Statements"




PROSPECTUS & APPLICATION


TEMPLETON PACIFIC GROWTH FUND
FRANKLIN TEMPLETON INTERNATIONAL TRUST


JANUARY 1, 1997

INVESTMENT STRATEGY: GLOBAL GROWTH

This prospectus describes the Templeton Pacific Growth Fund (the "Fund"), a series of Franklin Templeton International Trust (the "Trust"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's SAI, dated January 1, 1997, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

TEMPLETON PACIFIC GROWTH FUND
January 1, 1997


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777 1-800/DIAL BEN

TABLE OF CONTENTS


ABOUT THE FUND
Expense Summary..........................................
Financial Highlights.....................................
How does the Fund Invest its Assets?.....................
What are the Fund's Potential Risks?.....................
Who Manages the Fund?....................................
How does the Fund Measure Performance?...................
How is the Trust Organized?..............................
How Taxation Affects You and the Fund....................


ABOUT YOUR ACCOUNT
How Do I Buy Shares?.....................................
May I Exchange Shares for Shares of Another Fund?........
How Do I Sell Shares?....................................
What Distributions Might I Receive from the Fund?........
Transaction Procedures and Special Requirements..........
Services to Help You Manage Your Account.................


GLOSSARY
Useful Terms and Definitions.............................

When reading this prospectus, you will see certain terms in capital letters. This means the term is explained in our glossary section.


ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of Class I shares for the fiscal year ended October 31, 1996. Your actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES+         CLASS I   CLASS II
    Maximum Sales Charge
    Imposed on Purchases
 (as a percentage of Offering Price)             5.75%++        1.00%+++
Deferred Sales Charge++++                        None           1.00%

B. ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
Management Fees                                    [ ]%          [ ]%
Rule 12b-1 Fees                                    [ ]%*         [ ]%*
Other Expenses                                     [ ]%          [ ]%
Total Fund Operating Expenses                      [ ]%          [ ]%


C. EXAMPLE


    Assume the annual return for each class is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

               1 YEAR         3 YEARS        5 YEARS      10 YEARS
CLASS I        $[ ]**         $[ ]           $[ ]         $[ ]
CLASS II       $[ ]           $[ ]           $[ ]         $[ ]

    For the same Class II investment, you would pay projected expenses of $[ ] if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

    THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."
++++A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more if you sell the shares within one year and any Class II purchase if you sell the shares within 18 months. See "How Do I Sell Shares?
- Contingent Deferred Sales Charge" for details.
* These fees may not exceed 0.25% for Class I. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
**Assumes a Contingent Deferred Sales Charge will not apply.


FINANCIAL HIGHLIGHTS


This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.



                                                                   For the Year Ended October 31
                                                1996        1995       1994         1993        1992      1991+
Per Share Operating Performance
Net Asset Value at Beginning of Year           $[ ]       $15.40       $14.44      $10.90     $10.07     $10.01
Net Investment Income                           [ ]          .15          .21         .19        .14        .06
Net Realized & Unrealized Gain
 (Loss) on Securities                           [ ]        (1.013)       1.008       3.825       .836        ---
Total From Investment Operations                [ ]         (.863)       1.218       4.015       .976       .060
Distributions From Net Investment Income        [ ]         (.156)       (.198)      (.193)     (.146)       ---
Distributions From Capital Gains                [ ]         (.271)       (..060)     (.282)      ---         ---
Total Distributions                             [ ]         (.427)       (.258)      (.475)      (.146)      ---
Net Asset Value at End of Year                 $[ ]       $14.11       $15.40      $14.44      $10.90     $10.07
Total Return++                                  [ ]%       (5.54)%       8.46%      38.46%       9.77%       .60%

Ratios/Supplemental Data
Net Assets at End of Year (in 000's)           $[ ]       $50,247      $58,241     $22,619    $ 5,724     $ 1,165
Ratios of Expenses to Average Net Assets        [ ]%*       1.72%        1.22%**      .50%**     .29%**       ---%**
Ratio of Net Investment Income to Average
 Net Assets                                     [ ]%*       1.04%        1.54%       2.03%      1.80%      5.01%*
Portfolio Turnover Rate                         [ ]%       36.21%        9.16%      47.52%     62.96%         ---%





+For the period September 20, 1991 (effective date of registration) to October 31, 1991.
++Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front-end sales charge, assumes reinvestment of dividends and capital gains, if any, at net asset value, and is not annualized, except where indicated.
*Annualized.
**During the periods indicated, Advisers agreed in advance to limit its management fees. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                          RATIO OF EXPENSES TO
                                           AVERAGE NET ASSETS

             1991+...........................     2.50%*
             1992............................     2.50
             1993............................     2.31
             1994............................     1.72

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE


The Fund's principal investment objective is to seek to provide long-term growth of capital. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.


Under normal market conditions, the Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities that trade on markets in the Pacific Rim and are issued by companies (i) domiciled in the Pacific Rim or (ii) that derive at least 50% of their revenues or pre-tax income from activities in the Pacific Rim.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

For purposes of the policy stated above, the countries in the Pacific Rim are Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea and Thailand. It is currently expected that under normal conditions at least 65% of the Fund's total assets will be invested in securities of foreign issuers in at least three of the countries listed herein.

The Fund may invest up to 35% of its assets in the securities of issuers domiciled outside of the Pacific Rim. These investments may include securities of issuers (i) in countries that are not located in the Pacific Rim but are linked by tradition, economic markets, cultural similarities, or geography to countries in the Pacific Rim; and (ii) located elsewhere in the world that have operations in the Pacific Rim or that stand to benefit from political and economic events in the Pacific Rim. For example, the Fund may invest in a company outside of the Pacific Rim when the Sub-advisor believes at the time of investment that the value of the company's securities may be enhanced by conditions or developments in the Pacific Rim even though the company's production facilities are located outside of the Pacific Rim.

Under normal market conditions, the Fund's assets are substantially invested in equity securities. The Fund may invest in common and preferred stock, bonds or preferred stock convertible into common stock, warrants and securities representing certain underlying international securities such as American Depositary Receipts or "ADRs" ("Equity Securities"). The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on short-term investments.

Up to 35% of the Fund's total assets may be invested in investment grade bonds, fixed-income debt securities, and synthetic securities rated Triple-B or better by Moody's Investors Service ("Moody's") or by Standard & Poor's Corporation ("S&P") or that are unrated but determined to be of comparable quality. The Fund may seek capital appreciation by investing in these debt securities. Appreciation in the value of these investments may result from changes in relative foreign currency exchange rates, interest rates or improvement in the creditworthiness of an issuer. The receipt of income from these debt securities is incidental to the Fund's investment objective of long-term growth of capital. Debt obligations in which the Fund may invest include U.S. and foreign government securities and corporate debt securities, including Samurai and Yankee bonds, Eurobonds and depository receipts. The issuers of these debt securities may or may not be domiciled in the Pacific Rim.

Fixed-income securities rated within the top three ratings categories (AAA, AA and A by S&P or Aaa, Aa or A by Moody's) are generally known as high-grade securities and are regarded as having a strong capacity to pay principal and interest. Medium-grade securities (securities rated triple-B by S&P or Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and some speculative characteristics. An Appendix discussing these ratings is included in the SAI.


In the event the rating on an issue held in the Fund's portfolio is lowered by a rating service, the change will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.


CURRENCY HEDGING TRANSACTIONS. In order to hedge against currency exchange rate risks, the Fund may enter into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as buy put or call options and write covered put and call options on currencies traded in U.S. or foreign markets.


SECURITIES WARRANTS. The Fund may invest up to 10% of its net assets in warrants, including warrants that are not listed on an exchange. A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before the expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is generally a debt obligation or a preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security may also be subject to redemption by the issuer but only after a specified date and under circumstances established at the time the security is issued. Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Though the Fund intends to invest in liquid convertible securities there can be no assurance that this will always be achieved. For more information on convertible securities, including liquidity issues, please see the SAI.


SYNTHETIC CONVERTIBLES. The Fund may invest up to 35% of its assets in synthetic convertible securities. A synthetic convertible is created by combining distinct securities which together possess the two principle characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants, or stock or stock index call options that grant the holder the right to buy a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are not considered Equity Securities for purposes of the Fund's 65% investment policy.


Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the Managers normally expect to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the Managers determine that such a combination would better promote the Fund's investment objective. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.


Options, futures and options on futures are generally considered "derivative securities."

OTHER INVESTMENT POLICIES OF THE FUND

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 33 1/3% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.


BORROWING. As a fundamental policy, the Fund will not borrow money or mortgage or pledge any of its assets, except that borrowings and the pledging of assets therefor to meet redemption requests and for other temporary or emergency purposes may be made from banks in an amount up to 10% of total asset value. While borrowings exceed 5% of the Fund's total assets, it will not make any additional investments.


ILLIQUID INVESTMENTS. The Fund may not invest more than 10% of its net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them. It is the current policy of the Fund, however, which may be changed without the approval of the Fund's shareholders, to limit any such investments (including illiquid Equity Securities, repurchase agreements of more than seven days duration, over-the-counter options ("OTC options"), illiquid real estate investment trusts, securities of issuers with less than three years continuous operation and other securities which are not readily marketable) to 5% of the Fund's net assets.


SHORT-TERM INVESTMENTS. Occasionally, pending investment of proceeds from new sales of Fund shares, to honor redemptions, or to satisfy other short-term needs, the Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest a portion of its assets in high quality money-market instruments. In any period of market weakness or uncertain market or economic conditions, or while awaiting attractive investment opportunities, the Fund may establish a temporary defensive position by investing in high quality money-market instruments if the Managers anticipate that developments in any market may seriously jeopardize the value of most Equity Securities in such market. Any decision to substantially withdraw from the equity market is reviewed by the Board. Money-market instruments in which the Fund may invest include, but are not limited to, the following instruments of U.S. or foreign issuers: government securities; commercial paper; bank certificates of deposit; bankers' acceptances; and repurchase agreements secured by any of the foregoing. All such securities will be rated "A-1" or "A-2" by S&P or "P-1" or "P-2" by Moody's or, if unrated, determined by Advisers or TICI to be of comparable quality. It is impossible to predict when or for how long the Fund would employ defensive strategies.


REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by Advisers. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement.


OPTIONS


The Fund may buy put and call options and write ("sell") covered put and call options on securities and securities indices that are traded on U.S. or foreign exchanges or over-the-counter. The Fund will not buy puts, calls, straddles, spreads or any combinations thereof if the value of its aggregate investment in these securities will exceed 5% of its total assets.


WRITING PUT AND CALL OPTIONS ON SECURITIES. The Fund may write covered options to generate additional income and to hedge its investment portfolio against anticipated adverse market and/or exchange rate movements. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. Put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price.


PURCHASING PUT AND CALL OPTIONS ON SECURITIES. The Fund may buy put options on securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The Fund may also buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security. The Fund may also buy call options on securities held in its portfolio on which it has written call options.

OPTIONS ON STOCK INDICES. The Fund may buy and write covered call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. Call and put options on stock indices are similar to options on securities except, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option.

OVER-THE-COUNTER OPTIONS ON SECURITIES ("OTC OPTIONS"). The Fund may write covered put and call options and buy put and call options which trade in the over-the-counter market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in that OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. For other differences between OTC options and exchange traded options, please see the SAI.

FORWARD CONVERSIONS. The Fund may engage in forward conversion transactions whereby the Fund will write call options on securities it's bought and buy put options on those securities. By buying puts, the Fund protects the underlying security from depreciation in value. By writing calls on the same security, the Fund receives premiums that may offset part or all of the cost of buying the puts, while foregoing the opportunity for appreciation in the value of the underlying security.


SPREAD AND STRADDLE TRANSACTIONS. The Fund may engage in "spread" transactions in which it purchases and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. All options written by the Fund will be covered. The Fund may also engage in so-called "straddles," in which it purchases or writes combinations of put and call options on the same security. Because the purchase of options by the Fund in connection with these transactions may, under certain circumstances, involve a limited degree of investment leverage, the Fund will not enter into any spreads or straddles if, as a result, more than 5% of its net assets will be invested at any time in such option transactions. The Fund's ability to engage in spread or straddle transactions may be further limited by state securities laws.

FUTURES AND OPTIONS ON FUTURES


The Fund may buy or sell (i) financial futures contracts; (ii) interest rate futures contracts; (iii) options on interest rate futures contracts; (iv) stock index futures contracts; and (v) options on stock index futures contracts (collectively, "Futures Transactions") for bona fide hedging purposes. The Fund may enter into Futures Transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission ("CFTC") for sale to customers in the U.S., on foreign exchanges. In addition, the Fund will not engage in any Futures Transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's futures positions and premiums paid for options on its futures contracts would exceed 5% of the market value of the Fund's total assets. For additional information on Futures Transactions, see "How does the Fund Invest its Assets?" in the SAI.


FINANCIAL FUTURES CONTRACTS. Financial futures contracts are contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currencies, during a specified future period at a specified price.


INTEREST RATE FUTURES CONTRACTS. Interest rate futures contracts are futures contracts on debt securities. The value of these instruments changes in response to changes in the value of the underlying debt security, which depends primarily on prevailing interest rates. The Fund may also buy put and call options and write covered put and call options on interest rate futures contracts to hedge against risks associated with shifts in interest rates.


STOCK INDEX FUTURES CONTRACTS. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made.


OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Call and put options on stock index futures are similar to options on securities except, rather than the right to buy or sell stock at a specified price, options on a stock index futures contract give the holder the right to receive cash.

PERCENTAGE RESTRICTIONS. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock market as a whole.


FOREIGN SECURITIES. Foreign securities involve certain risks that you should consider carefully. These risks include political, social, or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. The markets on which foreign securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxation or diplomatic developments could also affect investment in foreign securities.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies. Finally, in the event of a default of any foreign debt obligation, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer of the security.

Although the Fund will not invest more than 25% of its assets in any one industry or the government of any one country, the Fund may invest more than 25% of its assets in the securities of issuers in one or more countries. You should consider the greater risk of this policy versus the safety that may come with an investment that involves a wider range of geographic localities and countries. Accordingly, an investor should compare the Fund with other investment vehicles before making an investment decision.

Some of the countries in which the Fund invests may not permit direct investment. Investments in these countries may only be permitted through government approved investment vehicles. Investing through such vehicles may involve duplicative or layered fees or expenses and may, as well, be subject to limitations under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.


MARKET AND CURRENCY RISK. If there is a general market decline in any country where the Fund is invested, the Fund's share price may also decline. Changes in currency valuations will also affect the price of Fund shares. The value of worldwide stock markets and currency valuations has increased and decreased in the past. These changes are unpredictable and may happen again in the future.

INTEREST RATE AND MARKET RISK. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Fund invests in common stocks, a general market decline in any country where the Fund is invested, may also cause the Fund's share price to decline. The value of worldwide stock markets and interest rates has increased and decreased in the past. These changes are unpredictable and may happen again in the future.

CURRENCY FLUCTUATIONS. The Fund's investments may be denominated in foreign currencies. Fluctuations in foreign exchange rates may significantly increase or decrease the value of the Fund's foreign investments. These fluctuations may increase or offset any return on the underlying investment.


The relative performance of foreign currencies in which securities held by the Fund are denominated is an important factor in the Fund's overall performance. TICI intends to manage the Fund's exposure to various currencies to take advantage of different yield, risk, and return characteristics that different currencies, currency denominations, and countries can provide for U.S. investors.

To hedge exposure to currency fluctuations or to increase income, the Fund may enter into forward foreign currency exchange contracts and may buy and sell options, futures and options on futures contracts relating to foreign currencies. The Fund will use forward currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow TICI to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Some of these strategies will require the Fund to set aside liquid assets in a segregated custodial account to cover its obligations.


OPTIONS, FUTURES, AND FORWARDS. The purchase and sale of futures contracts and options thereon, as well as the buying and writing of options on securities, securities indices and currencies, involve risks different from those involved with direct investments in securities or currencies. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, the Fund's ability to hedge effectively all or a portion of its investments in securities and currencies through such transactions and to increase income to the Fund through the use of options on securities and securities indices depends on the degree to which price movements in the underlying index, securities, or currencies correlate with price movements in the relevant portion of the Fund's securities. Perfect correlation is generally not attainable. For additional information see "How does the Fund Invest its Assets?" and "What are the Fund's Potential Risks?" in the SAI.


WHO MANAGES THE FUND?


THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the two classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers is the investment manager of the Fund and other funds with aggregate assets of over $82 billion. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


Until December 31, 1992, the Manager received portfolio advice and management assistance from BZWIM. Since January 1, 1993, TICI has served as the sub-advisor under a contract with Advisers providing services similar to those provided by BZWIM with no increase in fees to shareholders.


TICI is an indirect subsidiary of Templeton Worldwide, Inc., that, operating through its subsidiaries, is a major investment management organization with approximately $53.5 billion of assets currently under management and a long history of global investing.


The team responsible for the day-to-day management of the Fund's portfolio is:
William T. Howard, Jr. since 1993, Mark Beveridge since 1994, and Gary Clemons since 1993.

William T. Howard, Jr.
Vice President of TICI


Mr. Howard is a Chartered Financial Analyst and holds a Master of Business Administration degree from Emory University. He earned his Bachelor of Arts degree from Rhodes College. Prior to joining the Franklin Templeton Group in 1993, Mr. Howard was the international portfolio manager for the State of Tennessee Consolidated Retirement System.


Mark R. Beveridge
Vice President of TICI


Mr. Beveridge is a Chartered Financial Analyst and holds a Bachelor of Business Administration degree in finance from the University of Miami. He joined the Franklin Templeton Group in 1985.


Gary Clemons
Portfolio Manager of TICI


Mr. Clemons is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Wisconsin at Madison. He earned his Bachelor of Science degree in Earth Science from the University of Nevada at Reno. Mr. Clemons was a research analyst for Structured Asset Management. He joined the Franklin Templeton Group in 1990.

SERVICES PROVIDED BY ADVISERS AND FT SERVICES. Advisers manages the Fund's assets and makes its investment decisions. FT Services, the Fund's administrator, provides certain administrative facilities and services for the Fund, pursuant to a subcontract with Advisers. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for additional information, including information on securities transactions and a summary of the Fund's Code of Ethics.


Pursuant to the sub-advisory agreement between Advisers and TICI, and subject to the overall policies, control, direction and review of the Board and to the instructions and supervision of Advisers, TICI is responsible for recommending an optimal geographic equity allocation, for providing advice with respect to the Fund's investments and, subject to the Board's and Advisers' direction and supervision, for determining which securities will be purchased, retained or sold, as well as for execution of portfolio transactions. Investments may be shifted among the world's various capital markets and among different types of securities in accordance with ongoing analysis of trends and developments affecting such markets and securities. TICI is entitled to receive from Advisers a sub-advisory fee equal to approximately 50% of the fees paid by the Fund to Advisers (subject to certain adjustments). The sub-advisory fees paid by Advisers have no effect on the fees payable by the Fund to Advisers.


MANAGEMENT FEES. During the fiscal year ended October 31, 1996, management fees totaling [ ]% of the average net assets of the Fund were paid to Advisers. Total expenses of Class I shares, including fees paid to Advisers, were [ ]%. The management fee is higher than the management fees paid by most mutual funds, although the Board believes it to be comparable to fees paid by many international funds having similar investment objectives and policies.

PORTFOLIO TRANSACTIONS. The Managers try to obtain the best execution on all transactions. If the Managers believe more than one broker or dealer can provide the best execution, the Managers may consider research and related services and the sale of Fund shares when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

THE RULE 12B-1 PLANS

Each class has a distribution plan or "Rule 12b-1 Plan" under which it may pay or reimburse Distributors or others for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them.

Under the Class II plan, the Fund may pay Distributors up to 0.25% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.75% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of each class will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW IS THE TRUST ORGANIZED?

The Fund is a diversified series of Franklin Templeton International Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on March 22, 1991, and is registered with the SEC under the 1940 Act. Prior to February 1, 1996, the Trust was known as Franklin International Trust. The Fund began offering two classes of shares on January 1, 1997: Templeton Pacific Growth Fund - Class I and Templeton Pacific Growth Fund - Class II. All shares purchased before that time are considered Class I shares. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class of a series have the same voting and other rights and preferences as any other classes and series of the Trust for matters that affect the Trust as a whole. In the future, additional series may be offered.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.


HOW TAXATION AFFECTS YOU AND THE FUND


The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.


The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.


Foreign securities that meet the definition in the Code of a Passive Foreign Investment Company ("PFIC") may subject the Fund to an income tax and interest charge with respect to these investments. To the extent possible, the Fund will avoid this treatment by not investing in PFIC securities or by adopting other tax strategies for any PFIC securities it does purchase.


For federal income tax purposes, any income dividends which you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.


Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether these distributions are received in cash or in additional shares.


Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or a loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

For corporate shareholders, it is anticipated that only a small portion of the Fund's dividends during the current fiscal year will qualify for the corporate dividends-received deduction because of the Fund's policy of investing in foreign equity securities and non-equity investments. To the extent that the Fund pays dividends which qualify for this deduction, the availability of the deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.


The Fund will inform you of the source of your dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of these dividends and distributions.


If you are not a U.S. person for purposes of federal income taxation, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should consult your tax advisor with respect to the applicability of state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds received from the Fund.


The Fund's investment in options, futures and forward contracts, foreign securities and currencies and in multiple combinations of these securities are subject to many complex and special tax rules. More information on the tax treatment of these securities is included under "Additional Information on Distributions and Taxes" in the SAI.

ABOUT YOUR ACCOUNT


HOW DO I BUY SHARES?


OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.

                       MINIMUM
                     INVESTMENTS*
To Open Your Account...... $100
To Add to Your Account.... $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares. Currently, the Fund does not allow investments by Market Timers.

DECIDING WHICH CLASS TO BUY

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:

o   you expect to invest in the Fund over the long term;
o   you qualify to buy Class I shares at a reduced sales charge; or
o   you plan to buy $1 million or more over time.

You should consider Class II shares if:

o   you expect to invest less than $50,000 in the Franklin Templeton Funds; and
o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.


PURCHASE PRICE OF FUND SHARES


For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                     TOTAL SALES CHARGE          AMOUNT PAID TO
                                     AS A PERCENTAGE OF            DEALER AS A
AMOUNT OF PURCHASE                 OFFERING       NET AMOUNT      PERCENTAGE OF
AT OFFERING PRICE                    PRICE         INVESTED      OFFERING PRICE
CLASS I
Less than $50,000                       5.75%       6.10%       5.00%
$50,000 but less than $100,000          4.50%       4.71%       3.75%
$100,000 but less than $250,000         3.50%       3.63%       2.80%
$250,000 but less than $500,000         2.50%       2.56%       2.00%
$500,000 but less than $1,000,000       2.00%       2.04%       1.60%
$1,000,000 or more*                     None        None        None

CLASS II
Under $1,000,000*                       1.00%       1.01%       1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."

SALES CHARGE REDUCTIONS AND WAIVERS

    IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.
o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.
o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.
o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o   Was formed at least six months ago,
o   Has a purpose other than buying Fund shares at a discount,
o Has more than 10 members, Can arrange for meetings between our representatives and group members,
o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,
o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and
o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

4.    Redemptions from any Franklin Templeton Fund if you:

          Originally paid a sales charge on the shares, Reinvest the money within 365 days of the redemption date, and Reinvest the money in the SAME CLASS of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares reinvested were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

5.    Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to Class I purchases by:

6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

7.    Group annuity separate accounts offered to retirement plans

8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases - Class I Only" above.

9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

10. Broker-dealers, registered investment advisors and certified financial planners, who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs.

11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15.   Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts


HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments below apply to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1, 2 or 3 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments described below are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers may receive up to 1% of the purchase price for Class II purchases.

2. Securities Dealers will receive up to 1% of the purchase price for Class I purchases of $1 million or more.

3. Securities Dealers may, in the sole discretion of Distributors, receive up to 1% of the purchase price for Class I purchases made under waiver category 8 above.

4. Securities Dealers may receive up to 0.25% of the purchase price for Class I purchases made under waiver categories 6 and 9 above.

PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI FOR ANY BREAKPOINTS THAT MAY APPLY.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.








METHOD                         STEPS TO FOLLOW
BY MAIL                        1. Send us written instructions signed by all
                               account owners
                               2. Include any outstanding share certificates for the shares you're exchanging
BY PHONE
                               Call Shareholder Services or TeleFACTS(R)

                               -If you do not want the ability to
                               exchange by phone to apply to your
                               account, please let us know.
THROUGH YOUR DEALER            Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges.
If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

CONTINGENT DEFERRED SALES CHARGE - CLASS I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

CONTINGENT DEFERRED SALES CHARGE - CLASS II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a CDSC, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a CDSC because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a CDSC ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. We believe the proportional method of exchanging Class II shares more closely reflects the expectations of Class II shareholders if shares are sold during the Contingency Period. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the SAME CLASS.
o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT(S). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."
o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.
o    The fund you are exchanging into must be eligible for sale in your state.
o We may modify or discontinue our exchange policy if we give you 60 days' written notice.
o    Currently, the Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.


HOW DO I SELL SHARES?


You may sell (redeem) your shares at any time.

METHOD                    STEPS TO FOLLOW
BY MAIL                   1. Send us written instructions signed by all
                          account owners
                          2. Include any outstanding share certificates for the shares you are selling
                          3. Provide a signature guarantee if required
                          4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.

BY PHONE                  Telephone requests will be accepted:
(Only available if you
have completed and sent
to us the telephone
redemption agreement
included with this
prospectus)
                          Call Shareholder Services If the
                           request is $50,000 or less.
                          Institutional accounts may exceed
                          $50,000 by completing a separate
                          agreement. Call Institutional Services
                          to receive a copy.
                           If there are no share certificates
                          issued for the shares you want to sell
                          or you have already returned them to
                          the Fund
                           Unless you are selling shares in a Trust
                          Company retirement plan account
                           Unless the address on your account was changed
                          by phone within the last 30 days

THROUGH YOUR DEALER       Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.


CONTINGENT DEFERRED SALES CHARGE


For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period, 2) Shares purchased with reinvested dividends and capital gain distributions, and 3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o  Exchanges
o  Account fees
o  Sales of shares purchased pursuant to a sales charge waiver
o Redemptions by the Fund when an account falls below the minimum required account size Redemptions following the death of the shareholder or beneficial owner Redemptions through a systematic withdrawal plan set up before February 1, 1995 Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million in Class I shares, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be withdrawn annually free of charge.
   Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy
   Tax-free returns of excess contributions from employee benefit plans Distributions from employee benefit plans, including those due to termination or plan transfer

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income semiannually in June and December to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month. Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share of each class as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price of the class you wish to purchase, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price of each class is based on the Net Asset Value per share of the class and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o  Your name,
o  The Fund's name,
o  The class of shares,
o  A description of the request,
o  For exchanges, the name of the fund you're exchanging into, Your account
o  number, The dollar amount or number of shares, and
o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)  You wish to sell over $50,000 worth of shares,
2) You want the proceeds to be paid to someone other than the registered owners,
3) The proceeds are not being sent to the address of record, preauthorized bank account,or preauthorized brokerage firm account,
4)  We receive instructions from an agent, not the registered owners,
5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS


You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

We may only be liable for losses resulting from unauthorized telephone transactions if we do not follow reasonable procedures designed to verify the identity of the caller. When you call, we will request personal or other identifying information, and will also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that telephone instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT       DOCUMENTS REQUIRED
CORPORATION           Corporate Resolution
PARTNERSHIP           1. The pages from the partnership agreement
                      that identify the general partners, or
                      2. A certification for a partnership agreement
TRUST                 1. The pages from the trust document that
                      identify the trustees, or
                      2. A certification for trust

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONS. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Because of the front-end sales charge, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o    obtain information about your account;
o    obtain price and performance information about any Franklin Templeton Fund;
o    exchange shares between identically registered Franklin accounts; and
o    request duplicate statements and deposit slips.

You will need the code number for each class to use TeleFACTS. The code numbers for Class I and Class II are 190 and 290, respectively.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

    Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

    Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.


                                                   HOURS OF OPERATION
                                                     (PACIFIC TIME)
DEPARTMENT NAME        TELEPHONE NO.             (MONDAY THROUGH FRIDAY)
Shareholder Services   1-800/632-2301           5:30 a.m. to 5:00 p.m.
Dealer Services        1-800/524-4040           5:30 a.m. to 5:00 p.m.
Fund Information       1-800/DIAL BEN           5:30 a.m. to 8:00 p.m.
                       (1-800/342-5236)         6:30 a.m. to 2:30 p.m.
                                                (Saturday)
Retirement Plans       1-800/527-2020           5:30 a.m. to 5:00 p.m.
Institutional Services 1-800/321-8563           6:00 a.m. to 5:00 p.m.
TDD (hearing impaired) 1-800/851-0637           5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

BZWIM - Barclays de Zoete Wedd Investment Management Inc.


CD - Certificate of deposit

CLASS I AND CLASS II - The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.


CODE - Internal Revenue Code of 1986, as amended


CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.


EXCHANGE - New York Stock Exchange


FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator.

FRANKLIN FUNDS - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries


INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service


LETTER - Letter of Intent

MANAGERS - Franklin Advisers, Inc., the Fund's investment manager and Templeton Investment Counsel, Inc., the Fund's sub-advisor.

MARKET TIMER(S) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.


NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

QUALIFIED RETIREMENT PLAN(S) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information


SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code


SUB-ADVISOR - Templeton Investment Counsel, Inc., the Fund's sub-advisor.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system


TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


TICI - Templeton Investment Counsel, Inc., the Fund's sub-advisor.


TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.


U.S. - United States


WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.



PROSPECTUS & APPLICATION
TEMPLETON FOREIGN SMALLER COMPANIES FUND
FRANKLIN TEMPLETON INTERNATIONAL TRUST


JANUARY 1, 1997


INVESTMENT STRATEGY: INTERNATIONAL GROWTH


This prospectus describes the Templeton Foreign Smaller Companies Fund (the "Fund"), a series of Franklin Templeton International Trust. It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's SAI dated January 1, 1997, and may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.




TEMPLETON FOREIGN SMALLER COMPANIES FUND
January 1, 1997
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777 1-800/DIAL BEN


TABLE OF CONTENTS


ABOUT THE FUND
Expense Summary..........................................
Financial Highlights.....................................
How does the Fund Invest its Assets?.....................
What are the Fund's Potential Risks?.....................
Who Manages the Fund?....................................
How does the Fund Measure Performance?...................
How is the Trust Organized?..............................
How Taxation Affects You and the Fund....................

ABOUT YOUR ACCOUNT
How Do I Buy Shares?.....................................
May I Exchange Shares for Shares of Another Fund?........
How Do I Sell Shares?....................................
What Distributions Might I Receive from the Fund?........
Transaction Procedures and Special Requirements..........
Services to Help You Manage Your Account.................


GLOSSARY
Useful Terms and Definitions.............................

When reading this prospectus, you will see certain terms in capital letters. This means the term is explained in our glossary section.






ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended October 31, 1996. Your actual expenses may vary.


A. SHAREHOLDER TRANSACTION EXPENSES+
      Maximum Sales Charge Imposed on Purchases
      (as a percentage of Offering Price)                 5.75%
      Deferred Sales Charge                              None++
      Exchange Fee (per transaction)                     $5.00*


B. ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
      Management Fees                           [ ]%
      Rule 12b-1 Fees                           [ ]%**
      Other Expenses                            [ ]%
      Total Fund Operating Expenses             [ ]%


C. EXAMPLE

      Assume the Fund's annual return is 5% and its operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.


      1 YEAR           3 YEARS           5 YEARS           10 YEARS
      $[ ]***          $[ ]              $[ ]              $[ ]


      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more. A Contingent Deferred Sales Charge of 1% may apply, however, if you sell the shares within one year. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

**These fees may not exceed 0.25%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


                                                                  YEAR ENDED OCT. 31
                                          1996           1995         1994         1993          1992         1991+
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE*
Net Asset Value at Beginning of Year          $[ ]      $13.83       $12.28       $10.02       $10.07       $10.01
Net Investment Income                          [ ]        0.25         0.23         0.42         0.19         0.06
Net Realized & Unrealized Gain (Loss) on
  Securities                                  [ ]        (0.077)       1.540        2.253       (0.038)          -
Total From Investment Operations              [ ]         0.173        1.770        2.673        0.152         0.060
Distributions From Net Investment Income      [ ]        (0.190)      (0.220)      (0.413)      (0.202)           -
Distributions From Capital Gains              [ ]        (0.588)         -           -             -              -
Total Distributions                           [ ]        (0.778)      (0.220)      (0.413)      (0.202)           -
Net Asset Value at End of Year                [ ]        13.23        13.83        12.28        10.02         10.07
Total Return**                                [ ]%        1.75%       14.56%       27.40%        1.46%         0.60%

RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Year                 $[ ]           $50,947      $57,854      $19,217       $6,944       1,286
Ratios of Expenses to Average Net Assets   [ ]%           1.63%        1.22%++      0.50%++       0.29%++          -%++
Ratio of Net Investment Income to Average
  Net Assets                               [ ]%***        1.86%        1.99%        4.22%         2.36%         4.92%***
Portfolio Turnover Rate                     [ ]%          9.12%       21.80%       52.99%        48.78%            -

*Selected data for a share of beneficial interest outstanding throughout the year.

**Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front-end sales charge, assumes reinvestment of dividends and capital gains, if any, at net asset value and is not annualized.

***Annualized

+For the period September 20, 1991 (effective date of registration) to October 31, 1991.

++During the periods indicated, the Advisers agreed in advance to waive a portion of its management fees. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                          Ratio of expenses to
                                           AVERAGE NET ASSETS
1991+.......................................     2.50%***
1992........................................     2.50
1993........................................     2.27
1994........................................     1.76





HOW DOES THE FUND INVEST ITS ASSETS?


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

The Fund seeks to achieve its objective by investing primarily in equity securities of smaller companies outside the U.S., including developing markets. Foreign investing involves special risks and smaller company investments may involve higher volatility. An investment in the Fund should not be considered a complete investment program.


TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST


Under normal market conditions, the Fund expects to invest at least 65% of its portfolio in equity securities of issuers located in, or deriving a significant portion of their revenues from, or for which the principal securities trading market is in any foreign country, including developing market countries. These issuers will have market capitalizations of $1 billion or less at the time of the most recent purchase. Companies of this size are generally considered "small cap companies." The Fund may, from time to time, hold significant cash positions until suitable investment opportunities, consistent with the Fund's objective and policies, are available.

The Manager believes that international small cap companies may provide attractive investment opportunities. These securities make up most of the world's equity securities and are frequently overlooked by investors and undervalued in relation to their perceived earning power. In addition, because the performance of these securities may differ relative to the market for U.S. small cap stocks and from the larger capitalization stocks of many countries, these securities may allow investors to diversify their overall investment portfolio. Equity securities of small cap companies may include common stocks, preferred stocks, warrants for the purchase of common stocks, and convertible securities. The Fund may also invest in foreign securities through American Depositary Receipts ("ADRs"). As a non-fundamental policy, the Fund will limit its investments in Russian securities to no more than 5% of its total assets.

The Fund may invest up to 35% of its total assets, in the aggregate, in (i) equity securities of larger capitalized issuers outside the U.S., (ii) debt obligations issued by companies or governments in any nation that are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Managers, or (iii) equity securities of issuers within the U.S., although these investments are not currently expected to represent no more than 5% of the Fund's total assets. The Fund will not invest more than 5% of its total assets in debt obligations rated lower than BBB by S&P or Baa by Moody's, including defaulted securities, or in debt obligations deemed to be comparable by the Managers, as defined below. These investments may cause the Fund's performance to vary from that of the international smaller capitalization equity market as a whole.

CURRENCY TECHNIQUES AND HEDGING. The Fund may, but with respect to equity securities does not currently intend to, employ certain active currency management techniques. These techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and currency-related options. The Fund will not enter into forward contracts if, as a result, the Fund would have more than 20% of its total assets committed to these contracts.

The Fund may also enter into options on securities and securities indices, other types of futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund. Options, futures, options on futures and forward contracts are generally considered "derivative securities."

WARRANTS. A warrant is typically a long-term option issued by a corporation that gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before the expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant before its expiration, it will expire worthless.

COMMON AND PREFERRED CONVERTIBLE SECURITIES. Convertible securities are, in general, debt obligations or preferred stocks that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

AMERICAN DEPOSITARY RECEIPTS. ADRs are certificates issued by U.S. banks. They give their holders the right to receive the securities of a foreign issuer deposited with the bank or a correspondent bank. The Fund may buy both sponsored and unsponsored ADRs. With a sponsored ADR, the issuing facility is established with the participation of the issuer and the depositary institution under a deposit agreement which sets forth the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions. This ensures ADR holders will be able to exercise voting rights through the depositary with respect to the deposited securities.

An unsponsored ADR has no sponsorship by the issuing facility and more than one depositary institution may be involved in its issuance. An unsponsored ADR typically clears through a depositary, such as the Depository Trust Company, so there should be no additional delays in selling the security or in obtaining dividends. Although not required, the depositary normally requests a letter of non-objection from the issuer and is not required to distribute notices of shareholder meetings or financial information to the ADR holder.

OTHER INVESTMENT POLICIES OF THE FUND

TEMPORARY DEFENSIVE INVESTMENTS. In any period of market weakness or of uncertain market or economic conditions, or while awaiting suitable investment opportunities, the Fund may establish a temporary defensive position by investing in high quality money market investments. These investments include U.S. government securities, bank obligations, the highest quality commercial paper, and repurchase agreements. The Fund may also invest in non-U.S. currency, short-term instruments denominated in non-U.S. currencies, and medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities.

CONCENTRATION. The Fund reserves to right to invest more than 25% of its assets in any one country, but the Fund will not invest more than 25% of its total assets in any one industry (excluding the U.S. government).


REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Managers. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement.


LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 33 1/3% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

BORROWING. As a fundamental policy, the Fund may borrow up to 10% of the value of its assets for temporary or emergency, but not investment purposes. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% in illiquid investments. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

The Manager, based on a continuing review of the trading markets, may consider certain restricted securities which may otherwise be deemed to be illiquid, that are offered and sold to "qualified institutional buyers," to be liquid. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will oversee and be ultimately responsible for the determinations. If the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

PORTFOLIO TURNOVER. The Fund may buy and sell securities without regard to the length of time the security has been held. Consequently, the frequency of Fund transactions (turnover rate) will vary from year to year, depending on market conditions. Portfolio turnover could be greater in periods of unusual market movement and volatility. The Manager will weigh the potential benefits of any short-term trading against the higher transaction costs associated with a higher turnover rate. It is anticipated that the Fund's annual turnover rate generally will not exceed 100%.

PERCENTAGE RESTRICTIONS. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.


OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S POTENTIAL RISKS?


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock market as a whole.

MARKET AND CURRENCY RISK. If there is a general market decline in any country where the Fund is invested, the Fund's share price may also decline. Changes in currency valuations will also affect the price of Fund shares. The value of worldwide stock and currency markets has increased and decreased in the past. These changes are unpredictable and may happen again in the future.

SMALL CAPITALIZATION ISSUERS. The Fund may invest in a variety of small capitalization issuers which include relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. These companies typically have a market capitalization of less than $1 billion, which is considered to be a "small capitalization." Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for these stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the shares of a fund that invests a substantial portion of its net assets in small company stocks to be more volatile than the shares of a fund that invests solely in larger capitalization stocks.

FOREIGN SECURITIES. The Fund is not restricted geographically in its selection of securities. The Manager believes this can improve the Fund's ability to meet its objective of long-term growth of capital, as many of today's quality industry leaders are domiciled outside the U.S. You should consider the risks of foreign securities before buying shares of the Fund.

While foreign securities are subject to many of the same influences as U.S. securities, such as general economic conditions and individual company and industry earnings prospects, they involve additional risks that can increase the potential for losses in the Fund. These risks can be significantly greater for investments in emerging markets.

CURRENCY FLUCTUATIONS. The Fund's investments may be denominated in foreign currencies. Fluctuations in foreign exchange rates may significantly increase or decrease the value of the Fund's foreign investments. These fluctuations may increase or offset any return on the underlying investment.

TRADING COSTS. It is more expensive for the Fund to trade in foreign markets than in the U.S. Brokerage and custodial costs are often higher, as are other related costs. While the Fund offers an efficient way for you to invest in smaller companies across the world, its overall expense ratio may be higher than funds investing exclusively in U.S. securities.

POLITICAL AND ECONOMIC FACTORS. The political, economic and social structures of some countries in which the Fund invests may not compare favorably with the U.S. and may be less stable and more volatile. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

LEGAL, REGULATORY AND OPERATIONAL FACTORS. There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries may not have uniform accounting, auditing and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S., and may have settlement practices that result in delays.

DEVELOPING MARKETS. Many of the countries in which the Fund may invest are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to the small size and lesser liquidity of these markets and other factors.

Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. For more information on these and other risks associated with Russian securities, please see the SAI.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.


INVESTMENT MANAGER. Advisers is the investment manager of the Fund and other funds with aggregate assets of over $82 billion. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


TICI, an indirect subsidiary of Templeton Worldwide, Inc., sub-advises the Fund. Templeton Worldwide, Inc., operating through its subsidiaries, is a major investment management organization with approximately $50.9 billion in assets currently under management and a long history of global investing.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: Marc S. Joseph since 1993, Mark R. Beveridge since 1994, and Gary Clemons since 1993.

Marc S. Joseph
Vice President of TICI


Mr. Joseph holds a Doctor of Jurisprudence degree from Harvard Law School. He earned a Master of Business Administration degree from Harvard Business School and a Bachelor of Science degree in computer science from William and Mary. Prior to joining Templeton, Mr. Joseph was a vice president with Pacific Financial Research and management consultant at McKinsey Co. He joined the Franklin Templeton Group in September 1993. Mr. Joseph is also the portfolio manager of the Templeton Global Smaller Companies Fund.


Mark R. Beveridge
Vice President of TICI

Mr. Beveridge is a Chartered Financial Analyst and holds a Bachelor of Business Administration degree in finance from the University of Miami. He has been with the Franklin Templeton Group since 1985. He is a member of several securities industry-related associations.

Gary Clemons
Portfolio Manager of TICI


Mr. Clemons is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Wisconsin at Madison. He earned his Bachelor of Science degree in Earth Science from the University of Nevada at Reno. He joined the Franklin Templeton Group in 1990 as a research analyst for Structured Asset Management, a subsidiary of Templeton International.

SERVICES PROVIDED BY ADVISERS AND FT SERVICES. Advisers manages the Fund's assets and makes its investment decisions. FT Services, the Fund's administrator, provides certain administrative facilities and services for the Fund, pursuant to a subcontract with Advisers. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for additional information, including information on securities transactions and a summary of the Fund's Code of Ethics.


Until December 31, 1992, Advisers received portfolio advice and management assistance from BZWIM. Since January 1, 1993, TICI has provided these services instead of BZWIM, with no increase in fees to shareholders. Under a sub-advisory agreement between Advisers and TICI, TICI recommends the optimal equity allocation and provides advice regarding the Fund's investments. TICI also determines which securities will be purchased, retained or sold and executes these transactions. TICI's activities are subject to the Board's review and control as well as Advisers' instruction and supervision.


MANAGEMENT FEES. During the fiscal year ended October 31, 1996, management fees totaling [ ]% of the average net assets of the Fund were paid to Advisers. Total expenses of the Fund, including fees paid to Advisers, were [ ]%. TICI is entitled to receive approximately half of the fees paid to Advisers, subject to certain adjustments, as its sub-advisory fees. Advisers' payment of sub-advisory fees to TICI has no effect on the Fund's payment of fees to Advisers.



PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.


THE FUND'S RULE 12B-1 PLAN

The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for activities primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements and a prorated portion of Distributors' overhead expenses.


Payments by the Fund under the plan may not exceed 0.25% per year of the Fund's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.


The Fund's investment results will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW IS THE TRUST ORGANIZED?

The Fund is a diversified series of the Franklin Templeton International Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust, and is registered with the SEC under the 1940 Act. Prior to February 1, 1996, the Trust was known as Franklin International Trust. Before October 1, 1996, the Fund was known as the Franklin International Equity Fund. As the date of this prospectus, the Fund's name has been changed to the Templeton Foreign Smaller Companies Fund. Along with the name change, the Fund altered its focus from investing primarily in the securities of companies with larger capitalizations to those of companies with smaller capitalizations.


Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. In the future, additional series and classes of shares may be offered.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with electing or removing members of the Board.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

Foreign securities that meet the definition in the Code of a Passive Foreign Investment Company ("PFIC") may subject the Fund to an income tax and interest charge with respect to such investments. To the extent possible, the Fund will avoid such treatment by not investing in PFIC securities or by adopting other tax strategies for any PFIC securities it does purchase.

For federal income tax purposes, any income dividends which you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or a loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

For corporate shareholders, it is anticipated that only a small portion of the Fund's dividends during the current fiscal year will qualify for the corporate dividends-received deduction because of the Fund's policy of investing in foreign equity securities and non-equity investments. To the extent that the Fund pays dividends which qualify for this deduction, the availability of the deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

The Fund will inform you of the source of your dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not a U.S. person for purposes of federal income taxation, you should consult with your financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should consult your tax advisors with respect to the applicability of state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds received from the Fund.


The Fund's investment in options, futures and forward contracts, foreign securities and currencies and in multiple combinations of these securities are subject to many complex and special tax rules. More information on the tax treatment of these securities is included under "Additional Information on Distributions and Taxes" in the SAI.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.

                       MINIMUM
                     INVESTMENTS*
To Open Your Account...... $100
To Add to Your Account.... $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

SALES CHARGE REDUCTIONS AND WAIVERS

      If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

QUANTITY DISCOUNTS. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.


                                        TOTAL SALES CHARGE       AMOUNT PAID TO
                                        AS A PERCENTAGE OF        DEALER AS A
AMOUNT OF PURCHASE                   OFFERING       NET AMOUNT   PERCENTAGE OF
AT OFFERING PRICE                      PRICE         INVESTED    OFFERING PRICE
Less than $50,000                         5.75%    6.10%         500%
$50,000 but less than $100,000            4.50%    4.71%         3.7%
$100,000 but less than $250,000           3.50%    3.63%         2.8%
$250,000 but less than $5000,000          2.50%    2.56%         2.00%
$500,000 but less than $1,000,000         2.00%    2.04%         1.60%
$1,000,000 or more*                       None     None          None

*If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption of all or a part of that investment. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

CUMULATIVE QUANTITY DISCOUNTS. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.
o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.
o    Distributors may sell any or all
     of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.
o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,
o    Has a purpose other than buying Fund shares at a discount,
o    Has more than 10 members,
o Can arrange for meetings between our representatives and group members,
o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,
o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and
o    Meets other uniform criteria that allow
     Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases.

The Fund's sales charge will not apply if you are buying shares with money from the following sources:

 For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds


3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.


4.   Redemptions from any Franklin Templeton Fund if you:

     Originally paid a sales charge on the shares, Reinvest the money within 365 days of the redemption date, and Reinvest the money in the SAME CLASS of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares reinvested were subject to a Contingent Deferred Sales Charge when sold. We will credit your account, in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

5.   Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to purchases by:

6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

7.   Group annuity separate accounts offered to retirement plans

8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases" above.

9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


10. Broker-dealers, registered investment advisors and certified financial planners, who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs.


11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15.  Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments below apply to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. A Securities Dealer may only receive one of the following payments for each qualifying purchase. The payments described below are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers will receive up to 1% of the purchase price for purchases of $1 million or more.

2. Securities Dealers may, in the sole discretion of Distributors, receive up to 1% of the purchase price for purchases made under waiver category 8 above.

3. Securities Dealers may receive up to 0.25% of the purchase price for purchases made under categories 6 and 9 above.

PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI FOR ANY BREAKPOINTS THAT MAY APPLY.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD                    STEPS TO FOLLOW
BY MAIL                   1. Send us written instructions signed by all account
                             owners
                          2. Include any outstanding share certificates for the
                             shares you're exchanging
BY PHONE
                          Call Shareholder Services or TeleFACTS(R)

                          -If you do not want the
                          ability to exchange by
                          phone to apply to your
                          account, please let us
                          know.
THROUGH YOUR DEALER       Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?


You generally will not pay a front-end sales charge on exchanges.
If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.


CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the SAME CLASS.
o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT(S). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."
o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.
o    The fund you are exchanging into must be eligible for sale in your state.
o We may modify or discontinue our exchange policy if we give you 60 days' written notice.
o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or
     (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                STEPS TO FOLLOW
BY                    MAIL 1. Send us written
                      instructions signed by all
                      account owners 2. Include
                      any outstanding share
                      certificates for the shares
                      you are selling 3. Provide
                      a signature guarantee if
                      required 4. Corporate,
                      partnership and trust
                      accounts may need to send
                      additional documents.
                      Accounts under court
                      jurisdiction may have
                      additional requirements.

BY PHONE               Call Shareholder Services
                      Telephone requests will be accepted:
(Only available if you
 have completed and
 sent to us the
 telephone redemption
 agreement included
 with this prospectus)

                  o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy;
                  o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund;
                  o Unless you are selling shares in a Trust Company retirement plan account; or
                  o Unless the address on your account was
                    changed by phone within the last 30 days

THROUGH YOUR DEALER  Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

CONTINGENT DEFERRED SALES CHARGE

If you did not pay a front-end sales charge because you invested $1 million or more, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. Distributors keeps the charge to recover payments made to Securities Dealers.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period, 2) Shares purchased with reinvested dividends and capital gain distributions, and 3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o    Exchanges
o    Account fees
o    Sales of shares purchased pursuant to a sales charge waiver
o Redemptions by the Fund when an account falls below the minimum required account size
o    Redemptions following the death of the shareholder or beneficial owner
o Redemptions through a systematic withdrawal plan set up before February 1, 1995
o Redemptions through a systematic withdrawal plan set up after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge.
o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy
o    Tax-free returns of excess contributions from employee benefit plans
o Distributions from employee benefit plans, including those due to termination or plan transfer

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income semiannually in June and December to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month. Capital gains, if any, may be distributed annually, usually in December.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE FUND. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


HOW AND WHEN SHARES ARE PRICED


The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.


To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.


THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price is based on the Net Asset Value per share and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o     Your name,
o     The Fund's name,
o     A description of the request,
o     For exchanges, the name of the fund you're exchanging into,
o     Your account number,
o     The dollar amount or number of shares, and
o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)You wish to sell over $50,000 worth of shares,
2)You want the proceeds to be paid to someone other than the registered owners,
3)The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account, 4) We receive instructions from an agent, not the registered owners, 5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

We may only be liable for losses resulting from unauthorized telephone transactions if we do not follow reasonable procedures designed to verify the identity of the caller. When you call, we will request personal or other identifying information, and will also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that telephone instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT    DOCUMENTS REQUIRED
CORPORATION        Corporate Resolution
PARTNERSHIP        1. The pages from the partnership agreement that identify
                      the general partners, or
                   2. A certification for a partnership agreement
TRUST              1. The pages from the trust document that identify the
                      trustees, or
                   2. A certification for trust

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONS. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.


You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.


Because of the Fund's front-end sales charge, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o     obtain information about your account;
o     obtain price and performance information about any Franklin Templeton
      Fund;
o     exchange shares between identically registered Franklin accounts;
      and request duplicate statements and deposit slips.

You will need the Fund's code number to use TeleFACTS. The Fund's code is 191.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                                   HOURS OF OPERATION
                                                     (PACIFIC TIME)
DEPARTMENT NAME             TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
Shareholder Services       1-800/632-2301       5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040       5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN       5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236)     6:30 a.m. to 2:30 p.m.
                                                (Saturday)
Retirement Plans           1-800/527-2020       5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637       5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

BZWIM - Barclays de Zoete Wedd Investment Management Inc.

CD - Certificate of deposit

CLASS I AND CLASS II - Certain funds in the Franklin Templeton Funds offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within one year.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

EXCHANGE - New York Stock Exchange


FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator.


FRANKLIN FUNDS - The mutual funds in the Franklin Group of FundsAE except Franklin Valuemark Funds and the Franklin Government
Securities Trust

FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MANAGERS - Franklin Advisers, Inc., the Fund's investment manager, and Templeton Investment Counsel, Inc., the Fund's sub-advisor

MARKET TIMER(S) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the 5.75% sales charge.

QUALIFIED RETIREMENT PLAN(S) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SUB-ADVISOR - Templeton Investment Counsel, Inc., the Fund's sub-advisor

TELEFACTS - Franklin Templeton's automated customer servicing system

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TICI - Templeton Investment Counsel, Inc., the Fund's sub-advisor

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


FRANKLIN TEMPLETON INTERNATIONAL TRUST
STATEMENT OF ADDITIONAL INFORMATION


JANUARY 1, 1997


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777 1-800/DIAL BEN

TABLE OF CONTENTS


How does the Fund Invest its Assets?........................
What are the Fund's Potential Risks?.........................
Investment Restrictions......................................
Officers and Trustees........................................
Investment Management and Other Services.....................
How does the Fund Buy Securities for its Portfolio?........
How Do I Buy, Sell and Exchange Shares?......................
How are Fund Shares Valued?..................................
Additional Information on Distributions and Taxes............
The Fund's Underwriter.......................................
How does the Fund Measure Performance?.......................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Appendix
      Description of Ratings...................................


-----------------------------------------------------------------------
   When reading this SAI, you will see certain terms in capital letters. This means the term is explained under "Useful Terms and Definitions."
-----------------------------------------------------------------------


The Templeton Foreign Smaller Companies Fund (the "Smaller Companies Fund") and the Templeton Pacific Growth Fund (the "Pacific Fund") are diversified series' of the Franklin Templeton International Trust (the "Trust"), an open-end management investment company. The investment objective of each Fund is to seek long-term growth of capital. The Smaller Companies Fund seeks to achieve its objective by investing primarily in equity securities of smaller companies outside the U.S., including developing markets. The Pacific Fund seeks to achieve its objective by investing primarily in equity securities that trade on markets in the Pacific Rim and are issued by companies (i) domiciled in the Pacific Rim or (ii) that derive at least 50% of their revenues or pre-tax income from activities in the Pacific Rim. References to the "Fund" in this SAI refer to each fund individually, unless the context indicates otherwise.

The Prospectus for the Fund dated January 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.


THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:


o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
  THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
  BANK;
o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------


HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

FOREIGN INVESTMENTS. The Fund invests in securities of foreign issuers. Investing in the securities of foreign issuers involves certain special considerations, that are not typically associated with investing in U.S. issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

As noted in the Fund's prospectus, on occasion the Fund may invest more than 25% of its assets in the securities of issuers in one industrialized country that, in the view of the Sub-advisor, poses no unique investment risk. Consistent with this policy, the Fund may invest up to 30% of its assets in securities issued by Hong Kong companies. However, the Fund will not invest more than 25% of its assets in any one industry or securities issued by any foreign government.

CURRENCY TRANSACTIONS. In order to hedge against currency exchange rate risks, the Fund may enter into forward currency exchange contracts ("forward contracts") and currency futures contracts and options on these futures contracts, as well as buy put or call options and write ("sell") covered put and call options on currencies traded in U.S. or foreign markets.

A forward contract involves an obligation to buy or sell a specific currency at a future date, that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund's Managers determine that there is a pattern of correlation between the two currencies. The Fund may also buy and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when Advisers or the Sub-advisor anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

The Fund's custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, but deemed by the Managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Fund's total assets committed to the forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

The Fund, generally will not enter into a forward contract with a term of greater than one year.

A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The Fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

The Fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund may enter into forward currency exchange contracts and currency futures contracts in several circumstances. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency (or options contracts with respect to such futures contracts), or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security that it holds, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, it may enter into a forward or futures contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in that currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of these securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Fund may write covered put and call options and buy put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, the Fund may buy call options on currency for non-hedging purposes when Advisers or the Sub-advisor anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the Fund would obligate the Fund to buy specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to buy currency subject to a put at a price that exceeds the currency's market value.

The Fund may terminate its obligations under a call or put option by buying an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options bought by the Fund.

The Fund would normally buy call options in anticipation of an increase in the dollar value of the currency in which securities to be acquired by the Fund are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. A Fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the Fund's position.

The Fund would normally buy put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated ("protective puts"). Buying a put option would entitle the Fund, in exchange for the premium paid, to sell specific currency at a specified price during the option period. Buying protective puts is designed merely to offset or hedge against a decline in the dollar value of the Fund's portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. The Fund will buy and sell foreign currency options traded on U.S. or foreign exchanges or over-the-counter.

The Fund will not enter into forward currency exchange contracts or currency futures contracts or buy or write such options or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.


OPTIONS ON SECURITIES AND SECURITIES INDICES


WRITING CALL AND PUT OPTIONS ON SECURITIES. The Fund may write options to generate additional income and to hedge its investment portfolio against anticipated adverse market and/or exchange rate movements. The Fund may write covered call and put options on any securities in which it may invest. The Fund may buy and write these options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. Put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. All options written by the Fund will be "covered." The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A call option written by the Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high-grade debt securities in a segregated account with its custodian bank.

A put option written by the Fund is "covered" if the Fund maintains cash and high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option that wishes to terminate its obligation may effect a closing purchase transaction. A writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected when a Fund so desires. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

BUYING PUT OPTIONS. The Fund may buy put options on securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The ability to buy put options will allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying that option. These sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. This gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

BUYING CALL OPTIONS. The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of this security. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

OPTIONS ON STOCK INDICES. The Fund may buy and write call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

All options written on stock indices must be covered. When the Fund writes an option on a stock index, it will establish a segregated account containing cash or high quality, fixed-income securities with its custodian bank in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

OVER-THE-COUNTER OPTIONS ON SECURITIES ("OTC OPTIONS"). The Fund may write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous, liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued the option. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option.

The Fund understands the current position of the staff of the SEC to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and their Managers disagree with this position. Nevertheless, pending a change in the staff's position, the Funds will treat OTC options as subject to each Fund's limitation on illiquid securities. Please see "Illiquid Investments" below.


The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.


FORWARD CONVERSIONS. In a forward conversion, the Fund will buy securities and write call options and buy put options on these securities. All options written by the Fund will be covered. By buying puts, the Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the Fund receives premiums that may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. The Fund will not exercise a put it has purchased while a call option on the same security is outstanding. The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended in forward conversion transactions that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the Fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. These price movements may also affect a Fund's total return if the conversion is terminated prior to the expiration date of the options. In this event, the Fund's return may be greater or less than it would otherwise have been if it had hedged the security only by buying put options.

SPREAD AND STRADDLE TRANSACTIONS. The Fund may engage in "spread" transactions in which it buys and writes a put or call option on the same underlying security, with the options having different exercise prices and/or expiration dates. All options written by the Fund will be covered. The Fund may also engage in so-called "straddles," in which it buys or writes combinations of put and call options on the same security. Because buying options in connection with these transactions may, under certain circumstances, involve a limited degree of investment leverage, the Fund will not enter into any spreads or straddles if, as a result, more than 5% of its net assets will be invested at any time in these options transactions. The Fund's ability to engage in spread or straddle transactions may be further limited by state securities laws.


FUTURES TRANSACTIONS


The Fund may buy or sell (i) financial futures contracts such as interest rate futures contracts; (ii) options on interest rate futures contracts; (iii) stock index futures contracts; and (iv) options on stock index futures contracts (collectively, "Futures Transactions") for bona fide hedging purposes. The Fund may enter into these Futures Transactions on domestic exchanges and, to the extent these transactions have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. The Fund will not engage in Futures Transactions for speculation but only as a hedge against changes resulting from market conditions such as changes in interest rates, currency exchange rates, or securities that it intends to buy. The Fund will not enter into any Futures Transactions if, immediately thereafter, more than 20% of the Fund's net assets would be represented by futures contracts or options thereon. In addition, the Fund will not engage in any Futures Transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's futures positions and premiums paid for options on its futures contracts would exceed 5% of the market value of the Fund's total assets.

To the extent the Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay to the futures commission merchant an amount equal to this change in value.


A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


When interest rates are rising or securities prices are falling, the Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of this currency and its portfolio securities that are denominated in this currency. The Fund can buy futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in this currency that the Fund has acquired or expects to acquire.

Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take this delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. The Fund may incur brokerage fees when it buys or sells futures contracts.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While the Fund's futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the buying or selling will be performed on the settlement date.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right, but not the obligation, for a specified price, to sell or to buy, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.


FINANCIAL FUTURES CONTRACTS. Financial futures are contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currencies, during a specified future period at a specified price. A "sale" of a financial futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a financial futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Examples of financial futures contracts include interest rate futures contracts and stock index futures contracts.


INTEREST RATE FUTURES CONTRACTS. Interest rate futures contracts are futures contracts on debt securities. The value of these instruments changes in response to changes in the value of the underlying debt security, that depends primarily on prevailing interest rates. The Fund may enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if the Fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. A sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and the Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

The Fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

HEDGING STRATEGIES WITH FUTURES. Hedging by use of futures contracts seeks to establish with more certainty, than would otherwise be possible, the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices of foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Managers, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into these futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of these futures contracts, the Managers will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Fund enter into a greater or fewer number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of the portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by buying these futures contracts. This would be done, for example, when the Fund anticipates the subsequent buy of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

The CFTC and U.S. commodities exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on their strategies for hedging their securities. The need to hedge against these risks will depend on the extent of diversification of a Fund's common stock portfolio and the sensitivity of these investments to factors influencing the stock market as a whole.

OTHER CONSIDERATIONS. The Fund will engage in futures and related options transactions only for bona fide hedging or other appropriate risk management purposes in accordance with CFTC regulations that permit principals of an investment company registered under the 1940 Act to engage in these transactions without registering as commodity pool operators. "Appropriate risk management purposes" means activities in addition to bona fide hedging that the CFTC deems appropriate for operators of entities, including registered investment companies, that are excluded from the definition of commodity pool operator. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to buy.

Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities it intends to buy (or the currency will be purchased to protect the Fund against an increase in the price of the securities (or the currency in which they are denominated)). As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position involving the purchase of futures contracts, the Fund will have bought, or will be in the process of buying, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures (or option) position is closed out. However, in particular cases when it is economically advantageous for the Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities or other assets. In the alternative, a CFTC regulation permits the Fund to elect to comply with a different test, under which (i) the Fund's long futures positions will be used as part of its portfolio management strategy and will be incidental to its activities in the underlying cash market and (ii) the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the liquidation value of the Fund's investment portfolio (a) after taking into account unrealized profits and losses on any such contracts into which the Fund has entered and (b) excluding the in-the-money amount with respect to any option that is in-the-money at the time of purchase.

The Fund will engage in transactions in futures contracts and related options only to the extent these transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes. Please see "How Taxation Affects You and the Fund" in the Prospectus.

The Fund will not buy or sell futures contracts or buy or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on the Fund's outstanding futures and related options positions and the amount of premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to buy securities or currencies, require the Fund to segregate assets to cover these contracts and options.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Managers may still not result in a successful transaction.

Perfect correlation between the Fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on corporate fixed-income securities are currently available. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.


OTHER INVESTMENT POLICIES

CONVERTIBLE SECURITIES. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.


While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), that provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock that generally features a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at that time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However if called early the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein that may be similar to those described above in which the Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of these securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

REPURCHASE TRANSACTIONS. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by a Fund to the seller, collateralized by the underlying security. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. The interest rate is effective for the period of time in which the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. However, the securities that are subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The Fund will make payment for these securities only upon physical delivery or evidence of book entry transfer to the account of their custodian bank. The Fund may not enter into a repurchase agreement with more than seven days duration if, as a result, the market value of the Fund's net assets, together with investments in other securities deemed to be not readily marketable, would be invested in these repurchase agreements in excess of the Fund's policy on investments in illiquid securities.

ILLIQUID INVESTMENTS. Securities that are acquired by the Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets, so long as the Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. The Board has authorized the Fund to invest in restricted securities where this investment is consistent with the Fund's investment objective and has authorized these securities to be considered liquid to the extent the Managers, as the case may be, determine that there is a liquid institutional or other market for these securities, for example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed. The Board reviews any determination by the Managers to treat a restricted security as liquid on a quarterly basis, including the Managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Managers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

WHAT ARE THE FUND'S POTENTIAL RISKS?


FOREIGN SECURITIES. Since foreign companies are not subject to uniform accounting, auditing and financial reporting practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.


Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell these securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in these respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations, or currency convertibility or exchange rates could result in investment losses for the Fund. Investments in foreign securities may also subject the Fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, you should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Notwithstanding the fact that the Fund generally intends to acquire the securities of foreign issuers where there are public trading markets, investments by the Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of a Fund's portfolio and the Fund's ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which a Fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.

Depositary Receipts (such as American Depositary Receipts and European Depositary Receipts) may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed above.


DEVELOPING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in companies in developed countries. These risks include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading, that result in a lack of liquidity and in greater price volatility; (iii)the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) foreign taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence, until recently in certain Eastern European countries and Russia, of a capital market structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in Eastern Europe and Russia may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x)the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in these respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that this expropriation will not occur in the future. In the event of this expropriation, the Smaller Companies Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.


Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Smaller Companies Fund's assets invested in this country. To the extent these governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Smaller Companies Fund's cash and securities, the Fund's investment in these countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in these countries.

Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. These risks include: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's unique system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation or other factors);
(f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Smaller Companies Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the Russian government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (h) the financial condition of Russian companies, including large amounts of inter-company debt that may create a payments crisis on a national scale; (i) dependency on exports and the corresponding importance of international trade; (j) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and
(k) possible difficulty in identifying a purchaser of securities held by the Smaller Companies Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets, as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can buy and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian issuers deemed suitable by the Managers. Further, this could cause a delay in the sale of Russian securities by a Fund if a potential purchaser is deemed unsuitable, which may expose that Fund to potential loss on the investment.

FORWARD TRANSACTIONS. While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in these contracts involve certain other risks. Thus, while the Fund may benefit from these transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any these transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

OPTIONS AND FUTURES. The Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, securities or currencies underlying the hedging instrument and the hedged securities that would result in a loss on both these securities and the hedging instrument. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. Accordingly, successful use by the Fund of options on stock indices, financial and currency futures contracts and related options, and currency options will be subject to the Fund's advisors' ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If the Fund's advisors are not successful in employing these instruments in managing the Fund's investments, the Fund's performance will be worse than if it did not employ these strategies. In addition, the Fund will pay commissions and other costs in connection with these investments, that may increase the Fund's expenses and reduce the return. In writing options on futures, the Fund's loss is potentially unlimited and may exceed the amount of the premium received.


In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. However, there are risks involved in these transactions as discussed above.


Positions in stock index options, stock index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions could have an adverse impact on the Fund's ability to effectively hedge its securities or foreign currency exposure. The Fund will enter into options or futures positions only if its Sub-advisor believes that a liquid secondary market for these options or futures contracts exist.

In the case of OTC options on securities there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If the Fund, on a covered call option, cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, when the Fund writes an OTC call option, it may not be able to sell the underlying security even though it might otherwise be advantageous to do so. Likewise, the Fund may be unable to sell the securities it has pledged to secure OTC put options while it is obligated as a put writer. Similarly, when a Fund is a buyer of a put or call option, the Fund might find it difficult to terminate its position on a timely basis in the absence of a secondary market. The ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC options and all assets used to cover written OTC options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the SEC.


Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


HIGH YIELDING, FIXED-INCOME SECURITIES. The Smaller Companies Fund may invest up to 5% of its assets in fixed income securities that are below investment grade or are unrated but deemed to be of equivalent quality. Because of the Smaller Companies Fund's policy of investing in higher yielding, higher risk securities, an investment in the Smaller Companies Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Smaller Companies Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed income or retired, you should also consider the increased risk of loss to principal that is present with an investment in higher risk securities such as those in that the Smaller Companies Fund invests.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, that react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated triple B by S&P or Moody's, ratings that are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of these issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, these issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because the securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Smaller Companies Fund may have unrealized losses on defaulted securities that are reflected in the price of the Smaller Companies Fund's shares. In general, securities that default lose much of their value in the time period before the actual default so that the Smaller Companies Fund's net assets are impacted prior to the default. The Smaller Companies Fund may retain an issue that has defaulted because the issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features that permit an issuer to call or repurchase the securities from the Smaller Companies Fund. Although these securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Manager may find it necessary to replace the securities with lower yielding securities, that could result in less net investment income to the Smaller Companies Fund. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Smaller Companies Fund to manage the timing of its receipt of income, that may have tax implications. The Smaller Companies Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute the income to the Smaller Companies Fund's shareholders even though the Smaller Companies Fund is not currently receiving interest or principal payments on these obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Smaller Companies Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

The Smaller Companies Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, buyers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Smaller Companies Fund's ability to dispose of particular issues, when necessary, to meet the Smaller Companies Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Smaller Companies Fund to obtain market quotations based on actual trades for purposes of valuing the Smaller Companies Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. See "How are Fund Shares Valued?" in this SAI and in the Fund's Prospectus.

The Smaller Companies Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Smaller Companies Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the 1933 Act, which entails special responsibilities and liabilities. The Smaller Companies Fund may incur special costs in disposing of restricted securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

The Smaller Companies Fund may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The Managers will carefully review their credit and other characteristics. The Smaller Companies Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of these securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy that continued into 1993, depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the true operating results of the issuer. Factors adversely impacting the market value of high yielding securities will adversely impact the Smaller Companies Fund's Net Asset Value. In addition, the Smaller Companies Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Smaller Companies Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.


INVESTMENT RESTRICTIONS


The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund MAY NOT:


 1. Purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter and as a result of the purchase, with respect to 75% of its total assets, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any or all classes of the outstanding voting securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of either Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money, except for temporary or emergency (but not investment) purposes from banks and only in an amount up to 10% of the value of the assets. While borrowings exceed 5% of a Fund's total assets, it will not make any additional investments;

 4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

 6. Purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by each Fund only after registration under the 1933 Act, if as a result more than 10% of their net assets would be invested in such illiquid securities;

 7. Invest in securities for the purpose of exercising management or control of the issuer;

 8. Maintain a margin account with a securities dealer, except that either Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, nor invest in commodities or commodities contracts or interests (other than publicly-traded equity securities) or leases with respect to any oil, gas or other mineral exploration or development programs, except that either Fund may enter into contracts for hedging purposes and make margin deposits in connection therewith;

 9. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold;

10. Invest more than 5% of total assets in companies which have a record of less than three years continuous operation, including the operations of any predecessor companies;

11. Invest directly in real estate or real estate limited partnerships (although either Fund may invest in real estate investment trusts) or in the securities of other investment companies, except to the extent permitted under the 1940 Act or pursuant to any exemptions therefrom, including any exemption permitting either Fund to invest in shares of one or more money market funds managed by Advisers or its affiliates, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; or

12. Purchase or retain in either Fund's portfolio any security if any officer, trustee or security holder of the issuer is at the same time an officer, trustee or employee of the Trust or of its investment advisor and such person owns beneficially more than 1/2 of 1% of the securities, and if all such persons owning more than 1/2 of 1% own more than 5% of the outstanding securities of the issuer.


In addition to these fundamental policies, it is the present policy of the Fund (which may be changed without the approval of the Fund's shareholders) not to issue senior securities except to the extent that this restriction shall not be deemed to prohibit the Fund from making any permitted borrowings, pledging, mortgaging or hypothecating the Fund's assets as security for loans, entering into repurchase transactions, engaging in joint and several trading accounts in securities, except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions and except as the Fund may participate in a joint repurchase agreement account with other funds in the Franklin Templeton Funds. The Fund will not buy puts, calls, straddles, spreads or any combination thereof if by reason thereof the value of its aggregate investment in such securities will exceed 5% of its total assets.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


OFFICERS AND TRUSTEES


The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act, are indicated by an asterisk (*).



                           POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH THE TRUST             DURING THE PAST FIVE
                                                      YEARS


Frank H. Abbott, III (75)
1045 Sansome St.
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

Harris J. Ashton (64)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Trustee


President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.


*Harmon E. Burns (51)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee


Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.


S. Joseph Fortunato (64)
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Trustee


Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.


David W. Garbellano (81)
111 New Montgomery St., #402
San Francisco, CA 94105

Trustee

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee


President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.


*Rupert H. Johnson, Jr. (56)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee


Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 60 of the investment companies in the Franklin Templeton Group of Funds.


Frank W. T. LaHaye (67)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee or managing general partner, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

Gordon S. Macklin (68)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee


Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., MCI Communications, Inc., MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), Fusion Systems Corporation (industrial technology), and Source One Mortgage Services Corporation (information services); and director, trustee or managing general partner, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.


Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (36)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.


Deborah R. Gatzek (48)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President and Secretary


Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 60 of the investment companies in the Franklin Templeton Group of Funds.


Charles E. Johnson (40)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President


Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 39 of the investment companies in the Franklin Templeton Group of Funds.


Diomedes Loo-Tam (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

R. Martin Wiskemann (69)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 21 of the investment companies in the Franklin Group of Funds.


The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are not currently paid fees. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by other funds in the Franklin Templeton Group of Funds.



                                          NUMBER OF BOARDS IN
                                          THE  FRANKLIN
                     TOTAL FEES RECEIVED  TEMPLETON GROUP OF
                     FROM THE FRANKLIN    FUNDS ON WHICH EACH
                     TEMPLETON GROUP OF   SERVES**
                     FUNDS*
NAME


Frank H. Abbott, III.............$162,420         31
Harris J. Ashton..................327,925         55
S. Joseph Fortunato...............344,745         57
David W. Garbellano...............146,100         30
Frank W.T. LaHaye.................143,200         26
Gordon S. Macklin.................321,525         52


*For the calendar year ended December 31, 1995.
**We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 60 registered investment companies, with approximately 166 U.S. based funds or series.


Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of October 3, 1996, the officers and Board members, as a group, owned of record and beneficially approximately 61 shares of the Pacific Fund and 68 shares of the Smaller Companies Fund, or less than 1% of the total outstanding shares of the respective Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGERS AND SERVICES PROVIDED. The Fund's investment manager is Advisers and the sub-advisor is TICI. Advisers and TICI provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Managers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Fund's investment activities.

Before January 1, 1993, BZWIM provided sub-advisory services for the Fund. BZWIM is a subsidiary of Barclays de Zoete Wedd U.S. Holdings, Inc., which is an indirect, wholly-owned subsidiary of Barclays Bank PLC. On that date, TICI became the Fund's sub-advisor.

Advisers provides office space and furnishings, facilities and equipment required for managing the business affairs of the Fund. Advisers also maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services and provides certain telephone and other mechanical services. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

Advisers acts as investment manager or administrator to 36 U.S. registered investment companies with 124 separate series. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages or administers. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics.

MANAGEMENT FEES. Under its management agreement, the Fund pays Advisers a management fee equal to an annual rate of 1% of the value of the Fund's average daily net assets up through $100,000,000; 0.90% of the value of each Fund's average daily net assets over $100,000,000 up through $250,000,000; 0.80% of the value of each Fund's average daily net assets over $250,000,000 up through $500,000,000; and 0.75% of the value of the Fund's average daily net assets over $500,000,000. Each class will pay its proportionate share of the management fee.


Under the sub-advisory agreement, TICI receives from Advisers a fee equal to an annual rate of 0.50% of the value of each Fund's average daily net assets up through $100,000,000; 0.40% of the value of each Fund's average daily net assets over $100,000,000 up through $250,000,000; 0.30% of the value of each Fund's average daily net assets over $250,000,000 up through $500,000,000; and 0.25% of the value of each Fund's average daily net assets over $500,000,000.

TICI pays all expenses incurred by it through its activities under the sub-advisory agreement with Advisers, other than the cost of securities purchased for each Fund and brokerage commissions in connection with these purchases.


The management fee will be reduced as necessary, to comply with the most stringent limits on Fund expenses of any state where the Fund offers its shares. Currently, the most restrictive limitation on a fund's allowable expenses for each fiscal year, as a percentage of its average net assets, is 2.5% of the first $30 million in assets, 2% of the next $70 million, and 1.5% of assets over $100 million. Expense reductions have not been necessary based on state requirements.

For the fiscal year ended October 31, 1994, management fees, before any advance waiver, totaled $241,698 for the Pacific Fund. Under an agreement by Advisers to limit its fees, the Pacific Fund paid management fees of $241,445 for the fiscal year ended October 31, 1994. For the fiscal years ended October 31, 1995 and 1996, management fees totaling $526,350 and $[ ], respectively, were paid to Advisers.

For the fiscal year ended October 31, 1994, management fees, before any advance waiver, totaled $234,022 for the Smaller Companies Fund. Under an agreement by Advisers to limit its fees, the Smaller Companies Fund paid management fees of $206,039 for the fiscal year ended October 31, 1994. For the fiscal years ended October 31, 1995 and 1996, management fees totaling $517,232 and $[ ], respectively, were paid to Advisers.

MANAGEMENT AGREEMENT. The management agreement is in effect until April 30, 1997. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

FUND ADMINISTRATION. FT Services, a wholly owned subsidiary of Resources, provides certain administrative services and facilities for the Fund, including preparation and maintenance of books and records, preparation of tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is employed through a subcontract with Advisers and receives a monthly fee equivalent on an annual basis to 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets in excess of $1.2 billion. These fees are not separate expenses of the Fund, but are paid by Advisers.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

CUSTODIANS. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended October 31, 199[6], their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 199[6].

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by Advisers or the Sub-advisor, as the case may be, in accordance with criteria set forth in the management and sub-advisory agreements and any directions that the Board may give.

When placing a portfolio transaction, the Managers seek to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the Fund is negotiated between Advisers or the Sub-advisor and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on, among others, the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers or the Sub-advisor will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The amount of commission is not the only factor the Managers consider in the selection of a broker to execute a trade. If the Managers believe it is in the Fund's best interest, Advisers or the Sub-advisor may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of Advisers or the Sub-advisor, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist its Managers in carrying out their responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to the Managers in advising other clients.

When the Managers believe several brokers are equally able to provide the best net price and execution, they may decide to execute transactions through brokers who provide quotations and other services to the Fund, in an amount of total brokerage as may reasonably be required in light of these services. Specifically, these services may include providing the quotations necessary to determine the Fund's Net Asset Value, as well as research, statistical and other data.

It is not possible to place a dollar value on the special executions or on the research services received by the Managers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Managers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Advisers, Sub-advisor and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of the Fund's shares may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers or advised by the Sub-advisor are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers or the Sub-advisor, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended October 31, 1994, 1995 and 1996, the Pacific Fund paid brokerage commissions totaling $176,925, $193,647 and $[ ] respectively, and the Smaller Companies Fund paid brokerage commissions totaling $147,306, $48,199 and $[ ], respectively.

As of October 31, 199[6], the Funds did not own securities of their regular broker-dealers.



HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES


The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Funds offer their shares may differ from federal law. Banks and financial institutions that sell shares of a Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? Purchase Price of Fund Shares" in the Prospectus.


When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.


Class I shares of each Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:


SIZE OF PURCHASE - U.S. DOLLARS                       SALES CHARGE
------------------------------------------------------------------
Under $30,000                                         3.0%
$30,000 but less than $50,000                         2.5%
$50,000 but less than $100,000                        2.0%
$100,000 but less than $200,000                       1.5%
$200,000 but less than $400,000                       1.0%
$400,000 or more                                      0%


OTHER PAYMENTS TO SECURITIES DEALERS. Distributors will pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans pursuant to a sales charge waiver, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter prior to a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.


If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES


If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.


ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by a Fund will be automatically reinvested in your account.


Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled for payments before February 1997 and on the 25th day of the month beginning with your February 1997 payment. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day for Class I shares and on the prior business day for Class II shares. If the processing dates are different, the date of the Net Asset Value used to redeem the shares will also be different for Class I and Class II shares.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION


If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain shareholder servicing agents may be authorized to accept your transaction request.


HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time, each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the Exchange on each day that the Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every Exchange business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the Exchange and on which the Net Asset Value of each class is not calculated. Thus, the calculation of the Net Asset Value of each class does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the Exchange. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the Exchange that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.


TAXES


As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by the Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders that may be designated as eligible for this deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be provided by the Fund annually in a notice to shareholders mailed shortly after the end of the Fund's fiscal year.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by the you on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare these dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If the shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of the shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of the sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other Fund shares are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

The Fund's investment in options (including but not limited to written and purchased put and call options, options on stock indices, forward conversions, OTC options, the use of options in spread and straddle transactions, options on foreign currencies or on futures contracts on foreign currencies, and options on financial, interest rate and stock index futures contracts), futures and forward contracts (including but not limited to financial, interest rate and stock index futures contracts, and forward currency exchange contracts and other currency hedging devices), and foreign securities and currencies (including the above options, and forwards and futures contracts on such currencies), and certain other securities transactions involving actual or deemed short sales, spreads, straddles or foreign currency gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, the Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to recognize taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income").

This requirement may limit the Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause these gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to you.

In order for the Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income. Foreign exchange gains, derived by a Fund with respect to the Fund's business of investing in stock or securities, or options or futures with respect to stock or securities, constitute qualifying income for purposes of the 90% limitation.

Gain realized by the Fund from transactions that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that the gain does not exceed an amount defined by the Code as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in this transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle;
3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion language based upon the time value of money, is computed using the applicable federal rates, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining the Fund's compliance with the 30% limitation. The Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% test described above or be deemed to be derived from the disposition of securities held less than three months in determining the Fund's compliance with the 30% limitation. The Fund will limit its interest rate and currency swaps to the extent necessary to comply with these requirements.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from distributions or gains. Any federal income tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75 percent of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income."

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares of stock held by the Funds in a PFIC would be treated as an excess distribution received by a Fund in the current year, eliminating the deferral and the related interest charge. These excess distribution amounts are treated as ordinary income, which the Fund will be required to distribute to shareholders even though the Fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after promulgation of the proposed regulations as final regulations.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by foreign countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) your pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U. S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by you if you do not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). You will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to your foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as U.S. source income.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for both classes of the Pacific Fund and for Class I shares of the Smaller Companies Fund. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90-days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the Pacific Fund's shares, aggregate underwriting commissions for the fiscal years ended October 31, 1994, 1995 and 1996 were $824,060, $255,959 and $[ ] respectively. After allowances to dealers, Distributors retained $101,327, $28,742 and $[ ] for the respective years. For the Smaller Companies Fund's shares, aggregate underwriting commissions for the same fiscal periods were $597,708, $222,274 and $[ ] respectively. After allowances to dealers, Distributors retained $77,152, $25,127 and $[ ] for the respective years. Distributors may be entitled to reimbursement under the Fund's Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

THE RULE 12B-1 PLANS

Each class has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLAN. Under the Class I plan, the Fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

The Class I plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS II PLAN. Under the Class II plan, the Pacific Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Pacific Fund.

Under the Class II plan, the Pacific Fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the Class II purchase.

THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Advisers, TICI or Distributors or other parties on behalf of the Fund, Advisers, TICI or Distributors, make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.


Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of each class. The Class I plan may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.


Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended October 31, 1996, the Pacific Fund and the Smaller Companies Fund paid $[ ] and $[ ], respectively, to underwriters pursuant to the plans.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for each class follows. Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.


When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, that will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total return for the indicated periods ended on October 31, 1996 were as follows:

                              AVERAGE ANNUAL TOTAL RETURNS
                              ONE-YEAR          PERIOD SINCE
                               PERIOD           INCEPTION
                               ENDING           (9/20/91 TO
FUND NAME                     10/31/96          10/31/96)
---------------------------------------------------------
PUBLIC OFFERING PRICE
Pacific Fund..........            [ ]%          [ ]%
Smaller Companies Fund            [ ]%          [ ]%
NET ASSET VALUE
Pacific Fund..........            [ ]%          [ ]%
Smaller Companies Fund            [ ]%          [ ]%


These figures were calculated according to the SEC formula:


                                       n
                                  P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof)


CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The cumulative total return for Class I for the indicated periods ended October 31, 1996 was as follows:



                            CUMULATIVE TOTAL RETURNS
                              ONE-YEAR          PERIOD SINCE
                               PERIOD           INCEPTION
                               ENDING           (9/20/91 TO
FUND NAME                     10/31/96          10/31/96)



PUBLIC OFFERING PRICE
Pacific Fund..........            [ ]%          [ ]%
Smaller Companies Fund            [ ]%          [ ]%
NET ASSET VALUE
Pacific Fund..........            [ ]%          [ ]%
Smaller Companies Fund            [ ]%          [ ]%

CURRENT YIELD. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period.



CURRENT DISTRIBUTION RATE


Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time.


VOLATILITY


Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS


For investors who are permitted to buy Class I shares without a sales charge, sales literature about Class I may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in either Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.


g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.


h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.


j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

l) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

m) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its class.

n) Salomon Brothers Broad Bond Index or its component indices - The Broad Index measures yield, price, and total return for Treasury, agency, corporate, and mortgage bonds.

o) Salomon Brothers World Government Bond Index - measures capitalization and performance return of foreign bond markets.

p) Lehman Brothers Aggregate Bond Index or its component indices - the Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

q) Yields of other countries' government and corporate bonds as compared to U.S. government and corporate bonds to illustrate the potentially higher returns available outside the U.S.


r) Financial Times Actuaries Indices, including the FTA - World Index (and components thereof), which is based on stocks in the major world equity markets.

s) Morgan Stanley Capital International Indices, including the EAFE Index (and components thereof), which are based on stocks in major equity markets in Europe, Australia, and the Far East.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.


MISCELLANEOUS INFORMATION


The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $145 billion in assets under management for more than 4.1 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 124 U.S. based mutual funds to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.


The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.


As of October 3, 1996, the principal shareholder of the Funds beneficial or of record, were as follows:

NAME AND ADDRESS                  SHARE AMOUNT           PERCENTAGE
Pacific Fund:
Franklin Resources, Inc.,         350,948.928            7.71%
777 Mariners Island Blvd.,
San Mateo, CA 94404

No shareholders are known to hold more than 5% of the Smaller Companies Fund as of October 3, 1996.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS


The audited financial statements contained in the Annual Report to Shareholders of the Trust for the fiscal year ended October 31, 199[6], including the auditors' report are incorporated herein by reference. In addition, the representative computation of net asset value and offering price per share are as follows for the Smaller Companies Fund:


Net asset value and redemption price per share ($60,806,362 ~ 4,452,614) =
13.66

Maximum offering price (100/94.25 of 13.66) = 14.49

USEFUL TERMS AND DEFINITIONS

1933 ACT - Securities Act of 1933, as amended

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

BZWIM - Barclays de Zoete Wedd Investment Management Inc.

CD - Certificate of deposit


CLASS I AND CLASS II - The Pacific Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in that Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Smaller Companies Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of that Fund are considered Class I shares for redemption, exchange and other purposes.


CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

EXCHANGE - New York Stock Exchange


FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator.


FRANKLIN FUNDS - The mutual funds in the Franklin Group of FundsAE except Franklin Valuemark Funds and the Franklin Government Securities Trust

FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered mutual funds in the Franklin Group of FundsAE and the Templeton Group of Funds

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MANAGERS - Franklin Advisers, Inc., the Fund's investment manager, and Templeton Investment Counsel, Inc., the Fund's sub-advisor

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for the Funds for Class I and 1% for Class II.

PROSPECTUS - The prospectus for the Fund dated January 1, 1997 and as may be amended from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SUB-ADVISOR - Templeton Investment Counsel, Inc., the Fund's sub-advisor

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TICI - Templeton Investment Counsel, Inc., the Fund's sub-advisor

U.S. - United States


WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly-owned subsidiaries of Resources.



APPENDIX


DESCRIPTION OF RATINGS


CORPORATE AND FOREIGN GOVERNMENT BOND RATINGS

MOODY'S

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.


D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.









                    FRANKLIN TEMPLETON INTERNATIONAL TRUST
                                  FORM N-1A
                                    PART C

                              Other Information

Item 24   FINANCIAL STATEMENTS AND EXHIBITS

  a) Financial Statements

            Financial Statements of the Trust for the fiscal year ended October 31, 1996 will be filed by amendment.

  b)  Exhibits:

The following exhibits are incorporated by reference, with the exception of 11(i) which will be filed by amendment.

(1)   copies of the charter as now in effect;

        (i) Certificate of Trust of Franklin International Trust dated March 19, 1991
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

        (ii) Certificate of Amendment to the Certificate of Trust of Franklin International Trust dated March 22, 1991
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

        (iii) Agreement and Declaration of Trust of Franklin International Trust dated March 19, 1991
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

        (iv) Certificate of Amendment to the Certificate of Trust of Franklin International Trust dated August 20, 1991
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

        (v) Certificate of Amendment to the Certificate of Trust of Franklin International Trust dated May 14, 1992
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

        (vi) Certificate of Amendment of Agreement and Declaration of Trust of Franklin International Trust dated December 14, 1995
               Filing:  Post-Effective Amendment No. 7 to
               Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: July 23, 1996

(2)     copies of the existing By-Laws or instruments corresponding thereto;

        (i)    By-Laws of Franklin International Trust
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

        (ii) Amendment to By-Laws of Franklin International Trust dated October 27, 1994
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

(3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

         Not Applicable

(4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

          Not Applicable

(5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

        (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated September 20, 1991
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

        (ii) Franklin Pacific Growth Fund Subadvisory Agreement between Franklin Advisers, Inc., and Templeton Investment Counsel, Inc. dated January 1, 1993
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

        (iii) Franklin International Equity Fund Subadvisory Agreement between Franklin Advisers, Inc., and Templeton Investment Counsel, Inc. dated January 1, 1993
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

(6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

        (i) Amended and Restated Distribution Agreement between Registrant and Franklin Templeton Distributors, Inc. dated April 23, 1995
               Filing:  Post-Effective Amendment No. 7 to
               Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: July 23, 1996

        (ii)   Distribution Agreement between Registrant and
               Franklin/Templeton Distributors, Inc. dated September 20, 1991
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

        (iii)  Forms of Dealer Agreements between Registrant and
               Franklin/Templeton Distributors, Inc.
               Registrant:  Franklin Tax-Free Trust
               Filing:  Post-Effective Amendment No. 22 to
               Registration Statement on Form N-1A
               File No. 2-94222
               Filing Date:  March 14, 1996


(7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

         Not Applicable

(8)     copies of all custodian agreements and depository contracts under
        Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

        (i) Custodian Agreement between Registrant and Bank of America dated August 20, 1991
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

        (ii)   Custodian Agreement between Registrant and Citibank Delaware:
               1.  Citicash Management ACH Customer Agreement
               2.  Citibank Cash Management Services Master Agreement
               3.  Short Form Bank Agreement - Deposits and Disbursements of
                   Funds
               Registrant: Franklin Premier Return Fund
               Filing: Post Effective Amendment No. 54 to Registration on Form N-1A
               File No. 2-12647
               Filing Date:  February 27, 1995

        (iii) Custody Agreement between Franklin International Trust and Chase Manhattan Bank, NT & SA dated July 28, 1995
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

        (iv) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
               Filing:  Post-Effective Amendment No. 7 to
               Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: July 23, 1996

        (v) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
               Filing:  Post-Effective Amendment No. 7 to
               Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: July 23, 1996

(9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

         Not Applicable

(10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

        (i)    Opinion and Consent of Counsel
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

(11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

        (i)    To be filed by amendment

(12)    all financial statements omitted from Item 23;

          Not applicable

(13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, advisor, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

        (i)    Letter of Understanding dated September 10, 1991
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

(14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

        (i)    Copy of model retirement plan
               Registrant:  AGE High Income Fund, Inc.
               Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
               File No. 2-30203
               Filing Date:  August 1, 1989

(15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

        (i) Amended and Restated Distribution Plan Pursuant to Rule 12b-1 dated July 1, 1993
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

(16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

        (i)    Schedule for computation of performance quotations
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

(17)    Power of Attorney

        (i)    Power of Attorney dated July 18, 1995
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

        (ii)   Certificate of Secretary dated July 18, 1995
               Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
               File No. 33-41340
               Filing Date: December 29, 1995

ITEM 25  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            None

ITEM 26  NUMBER OF HOLDERS OF SECURITIES

As of October 31, 1996 the number of record holders of the Registrant's Funds were as follows:

                                                   Number of
            TITLE OF CLASS                      RECORD HOLDERS

            Beneficial Interest

            Franklin Templeton
            Smaller Companies Fund                       8,144

            Templeton Pacific Growth Fund                8,638


ITEM 27 INDEMNIFICATION

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

  a) Franklin Advisers, Inc.

  The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

  b) Templeton Investment Counsel, Inc.

  Templeton Investment Counsel, Inc. ("TICI"), an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as each Fund's Sub-adviser, furnishing to Franklin Advisers, Inc. in that capacity, portfolio management services and investment research. For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Sub-adviser (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the Sub-adviser and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

ITEM 29 PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series, Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund, Inc.
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund
Franklin Tax-Advantaged U.S. Government Securities Fund
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Global Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Securities Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30 LOCATION OF ACCOUNTS AND RECORDS

  The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404

ITEM 31 MANAGEMENT SERVICES

  There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32 UNDERTAKINGS

  a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

  b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Trust's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.





                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to
Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 1st day of November, 1996.

                              FRANKLIN TEMPLETON INTERNATIONAL TRUST
                              (Registrant)

                              By:  RUPERT H. JOHNSON, JR.*
                                    Rupert H. Johnson, Jr.,
                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*                 Principal Executive Officer and Trustee
Rupert H. Johnson, Jr.                  Dated: November 1, 1996

MARTIN L FLANAGAN                       Principal Accounting Officer
Martin L. Flanagan                      Dated:  November 1, 1996

DIOMEDES LOO-TAM*                       Principal Accounting Officer
Diomedes Loo-Tam                        Dated: November 1, 1996

FRANK H. ABBOTT III*                    Trustee
Frank H. Abbott III                     Dated: November 1, 1996

HARRIS J. ASHTON*                       Trustee
Harris J. Ashton                        Dated: November 1, 1996

HARMON E. BURNS*                        Trustee
Harmon E. Burns                         Dated: November 1, 1996

S. JOSEPH FORTUNATO*                    Trustee
S. Joseph Fortunato                     Dated: November 1, 1996

DAVID W. GARBELLANO*                    Trustee
David W. Garbellano                     Dated: November 1, 1996

CHARLES B. JOHNSON*                     Trustee
Charles B. Johnson                      Dated: November 1, 1996

FRANK W.T. LAHAYE*                      Trustee
Frank W.T. LaHaye                       Dated: November 1, 1996

GORDON S. MACKLIN*                      Trustee
Gordon S. Macklin                       Dated: November 1, 1996


*By /s/ Larry L. Greene, Attorney-in-fact
   (Pursuant to Powers of Attorney previously filed)





                    FRANKLIN TEMPLETON INTERNATIONAL TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.          DESCRIPTION                                  LOCATION

EX-99.B1(i)          Certificate of Trust for Franklin            *
                     International Trust dated March 19, 1991

EX-99.B1(ii)         Certificate of Amendment to the Certificate  *
                     of Trust of Franklin International Trust dated March 22, 1991

EX-99.B1(iii)        Agreement and Declaration of Trust for       *
                     Franklin International Trust dated March
                     19, 1991

EX-99.B1(iv)         Certificate of Amendment to Certificate of   *
                     Trust for Franklin International Trust
                     dated August 20, 1991

EX-99.B1(v)          Certificate of Amendment to Certificate of   *
                     Trust for Franklin International Trust
                     dated May 14, 1992

EX-99.B1(vi)         Certificate of Amendment of Agreement and    *
                     Declaration of Trust of Franklin
                     International Trust dated December 14, 1995

EX-99.B2(i)          By-Laws                                      *

EX-99.B2(ii)         Amendment to By-Laws for Franklin            *
                     International Trust dated October 27, 1994

EX-99.B5(i)          Management Agreement between Registrant and  *
                     Franklin Advisers, Inc. dated September 20,
                     1991

EX-99.B5(ii)         Franklin Pacific Growth Fund Subadvisory     *
                     Agreement between Franklin Advisers, Inc.
                     and Templeton Investment Counsel, Inc.
                     dated January 1, 1993

EX-99.B5(iii)        Franklin International Equity Fund           *
                     Subadvisory Agreement between Franklin
                     Advisers, Inc. and Templeton Investment
                     Counsel, Inc. dated January 1, 1993

EX-99.B6(i)          Distribution Agreement dated April 12, 1990  *

EX-99.B6(ii)         Forms of Dealer Agreements between           *
                     Registrant and Franklin/Templeton
                     Distributors, Inc.

EX-99.B6(iii)        Amended and Restated Distribution Agreement  *
                     between Registrant and Franklin/Templeton
                     Distributors, Inc. dated April 23, 1995

EX-99.B8(i)          Custodian Agreement between Registrant and   *
                     Bank of America dated August 20, 1991

EX-99.B8(ii)         Custodian Agreement between Registrant and   *
                     Citibank Delaware

EX-99.B8(iii)        Custody Agreement Between Franklin           *
                     International Trust and Chase Manhattan
                     Bank, NT & SA dated July 28, 1995

EX-99.B8(iv)         Master Custody Agreement between Registrant  *
                     and Bank of New York dated February 16, 1996

EX-99.B8(v)          Terminal Link Agreement between Registrant   *
                     and Bank of New York dated February 16, 1996

EX-99.B10(i)         Opinion and Consent of Counsel               *

EX-99.B11(i)         Consent of Independent Auditors              **

EX-99.B13(i)         Letter of Understanding relating to Initial  *
                     Capital dated September 10, 1991

EX-99.B14(i)         Model Retirement Plan                        *

EX-99.B15(i)         Amended and Restated Distribution Plan       *
                     Pursuant to Rule 12b-1 dated July 1, 1993

EX-99.B16(i)         Schedule for computation of performance      *
                     quotations

EX-99.17(i)          Power of Attorney dated July 18, 1995        *

EX-99.17(ii)         Certificate of Secretary dated July 18, 1995 *
*Incorporated by Reference
**To be filed by amendment